Registration No. 33-31675
                                                                ICA No. 811-5979


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

Pre-Effective Amendment No.                                      [X]

Post-Effective Amendment No. 14                                  [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

Amendment No. 17                                                 [X]

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
            (Formerly Transamerica California Tax-Free Income Fund)
      (Exact Name of Registrant as Specified in Articles of Incorporation)

                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code
                                 (617) 375-1760

                                 Susan S. Newton
                          Vice President and Secretary
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on January 1, 1997 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)
[ ]  on (DATE) pursuant to paragraph (a) of rule 485

Calculation of Registration Fees Under the Securities Act of 1933

                                                        Proposed Maximum     Proposed Aggregate
Title of Securities                Amount of Shares       Offering Price           Maximum             Amount of
 Being Registered                  Being Registered          Per Share         Offering Price       Registration Fee
 ----------------                  ----------------          ---------         --------------       ----------------
Shares of Beneficial Interest         Indefinite                N/A                 N/A                  N/A
Shares of Beneficial Interest          766,612                 10.50               330,000             $100.00

1. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24e-2 under the investment Company Act of 1940, as amended.

2. Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24f-2. 3,464,566 shares were redeemed during the fiscal year ended August 31, 1996. 2,729,383 shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during the current fiscal year. 735,183 shares is the amount of redeemed shares used for reduction in this Amendment. Pursuant to Rule 457(c) under the Securities Act of 1933, the Maximum public offering price of $10.50 per share on December 17, 1996 is the price used as the basis for calculating the registration fee. While no fee is required for the 735,183 shares, the Registrant has elected to register, for $100, an additional $330,000 shares (approximately 31,429 shares at $10.50 per share).

Registrant has previously elected, pursuant to Rule 24f-2 under the Investmnet Company Act of 1940, to register an indefinite number of its shares of beneficial interest for sale under the Securities Act of 1933 and filed its Rule 24f-2 Notice on October 29, 1996.


Item Number Form N-1A,                                                          Statement of Additional
      Part A                          Prospectus Caption                          Information Caption
      ------                          ------------------                          -------------------
        1                     Front Cover Page                                             *
        2                     Overview; Investor Expenses;                                 *

        3                     Financial Highlights                                         *

        4                     Overview; Goal and Strategy; Portfolio                       *
                              Securities; Risk Factors; Business
                              Structure; More About Risk

        5                     Overview; Business Structure;                                *
                              Manager/Subadviser; Investor Expenses

        6                     Choosing a Share Class; Buying Shares;                       *
                              Selling Shares; Transaction Policies;
                              Dividends and Account Policies;
                              Additional Investor Services

        7                     Choosing a Share Class; How Sales Charges                    *
                              are Calculated; Sales Charge Deductions
                              and Waivers; Opening an Account; Buying
                              Shares; Transaction Policies; Additional
                              Investor Services

        8                     Selling Shares; Transaction Policies;                        *
                              Dividends and Account Policies

        9                     Not Applicable                                               *

       10                                        *                         Front Cover Page

       11                                        *                         Table of Contents

       12                                        *                         Organization of the Fund

       13                                        *                         Investment Objectives and Policies;
                                                                           Certain Investment Practices;
                                                                           Investment Restrictions

       14                                        *                         Those Responsible for Management

       15                                        *                         Those Responsible for Management

       16                                        *                         Investment Advisory; Subadvisory
                                                                           and Other Services; Distribution
                                                                           Contract; Transfer Agent Services;
                                                                           Custody of Portfolio; Independent
                                                                           Auditors

       17                                        *                         Brokerage Allocation

       18                                        *                         Description of Fund's Shares

       19                                        *                         Net Asset Value; Additional
                                                                           Services and Programs

       20                                        *                         Tax Status

       21                                        *                         Distribution Contract

       22                                        *                         Calculation of Performance

       23                                        *                         Financial Statements

                                    JOHN HANCOCK

                                    TAX-FREE
                                    INCOME FUNDS

                                    [John Hancock's graphic logo. A circle,
                                    diamond, triangle, and a cube.]
--------------------------------------------------------------------------------

PROSPECTUS                          CALIFORNIA TAX-FREE INCOME FUND
JANUARY 1, 1997
                                    HIGH YIELD TAX-FREE FUND

                                    MASSACHUSETTS TAX-FREE
                                    INCOME FUND

                                    NEW YORK TAX-FREE INCOME FUND

                                    TAX-FREE BOND FUND

This prospectus gives vital information about these funds. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that these funds:

-  are not bank deposits

-  are not federally insured

-  are not endorsed by any bank or government agency

-  are not guaranteed to achieve their goal(s)

High Yield Tax-Free Fund may invest up to 85% in junk bonds; read risk information carefully.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[John Hancock's graphic logo. A circle, diamond, triangle, and a cube.] JOHN HANCOCK FUNDS
A GLOBAL INVESTMENT MANAGEMENT FIRM

101 Huntington Avenue, Boston,
Massachusetts 02199-7603

CONTENTS
--------------------------------------------------------------------------------

A fund-by-fund look at goals,           CALIFORNIA TAX-FREE INCOME FUND        4
strategies, risks, expenses and
financial history.                      HIGH YIELD TAX-FREE FUND               6

                                        MASSACHUSETTS TAX-FREE INCOME FUND     8

                                        NEW YORK TAX-FREE INCOME FUND         10

                                        TAX-FREE BOND FUND                    12

Policies and instructions for           YOUR ACCOUNT
opening, maintaining and closing        CHOOSING A SHARE CLASS                14
an account in any                       HOW SALES CHARGES ARE CALCULATED      14
tax-free income fund.                   SALES CHARGE REDUCTIONS AND WAIVERS   15
                                        OPENING AN ACCOUNT                    15
                                        BUYING SHARES                         16
                                        SELLING SHARES                        17
                                        TRANSACTION POLICIES                  19
                                        DIVIDENDS AND ACCOUNT POLICIES        19
                                        ADDITIONAL INVESTOR SERVICES          20

Details that apply to the tax-free      FUND DETAILS
income funds as a group.                BUSINESS STRUCTURE                    21
                                        SALES COMPENSATION                    22
                                        MORE ABOUT RISK                       24

                                        FOR MORE INFORMATION          BACK COVER

OVERVIEW
--------------------------------------------------------------------------------
FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[A graphic image of a bullseye with an arrow in the middle of it.] GOAL AND STRATEGY The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[A graphic image of a black folder that contains a couple sheets of paper.] PORTFOLIO SECURITIES The primary types of securities in which the fund invests. Secondary investments are described in "More about risk" at the end of the prospectus.

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] RISK FACTORS The major risk factors associated with the fund.

[A graphic image of a generic person.] PORTFOLIO MANAGEMENT The individual or group designated by the investment adviser to handle the fund's day-to-day management.

[A graphic image of a percent symbol.] EXPENSES The overall costs borne by an investor in the fund, including sales charges and annual expenses.

[A graphic image of a dollar sign.] FINANCIAL HIGHLIGHTS A table showing the fund's financial performance for up to ten years, by share class. A bar chart showing total return allows you to compare the fund's historical risk level to those of other funds.



GOAL OF THE TAX-FREE INCOME FUNDS

John Hancock tax-free income funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk/reward profile. Each fund invests at least 80% of assets in municipal securities exempt from federal (and in some funds, state) income tax as well as the federal alternative minimum tax. However, a portion of a tax-free fund's income may be subject to these taxes. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

WHO MAY WANT TO INVEST

These funds may be appropriate for investors who:

- are in higher income brackets
- want regular monthly income
- are interested in lowering their income tax burden
- pay California, Massachusetts or New York income tax
  (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

- are not subject to a high level of state or federal income tax
- are seeking an investment for a tax-deferred retirement account
- are investing for maximum return over a long time horizon
- require absolute stability of your principal

THE MANAGEMENT FIRM

All John Hancock tax-free income funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Mutual Life Insurance Company and manages more than $19 billion in assets.

CALIFORNIA TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND             TICKER SYMBOL    CLASS A: TACAX   CLASS B: TSCAX
--------------------------------------------------------------------------------------------------------------------------

GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal and California personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in California municipal securities, particularly bonds. These are primarily investment grade, although up to 20% of assets may be invested in junk bonds rated BB/Ba and their unrated equivalents. No more than 25% of assets may be invested in unrated securities.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Although the fund is diversified, it concentrates in securities of California issuers and its performance is largely dependent on factors that may disproportionately affect these issuers. Factors may include:

- local economic or policy changes

- tax base erosion

- state constitutional limits on tax increases

- changes in the ratings assigned to the state's municipal issuers

- the possibility of credit problems, such as the 1994 bankruptcy of Orange
  County

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                             CLASS A         CLASS B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                            4.50%           none

Maximum sales charge imposed on
reinvested dividends                                           none            none

Maximum deferred sales charge                                  none(1)         5.00%

Redemption fee(2)                                              none            none

Exchange fee                                                   none            none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee (after expense limitation)(3)                   0.45%           0.45%

12b-1 fee (net of reduction)(4)                                0.15%           0.90%

Other expenses                                                 0.15%           0.15%

Total fund operating expenses (after limitation)(3)            0.75%           1.50%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                           YEAR 1      YEAR 3      YEAR 5     YEAR 10
Class A shares                          $ 52        $ 68        $ 85        $134

Class B shares

  Assuming redemption
  at end of period                      $ 65        $ 77        $102        $159

  Assuming no redemption                $ 15        $ 47        $ 82        $159

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation, management fees would be 0.55% for each class and total fund operating expenses would be 0.85% for Class A and 1.60% for Class B.

(4) Without the reduction, 12b-1 fees would be 1.00% for Class B shares. Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

4  CALIFORNIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                       (Bar Graph)
==============================================================================================================================
CLASS A - PERIOD ENDED:                        12/90     12/91     12/92       12/93    12/94(1)    12/95         8/96(2)
==============================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $ 10.00   $   9.91  $  10.32    $  10.41   $  10.85   $   9.28     $  10.69
Net investment income                           0.74       0.69      0.66(3)     0.62       0.58       0.57(3)      0.39(3)
Net realized and unrealized gain (loss) on
  investments                                  (0.16)      0.47      0.25        0.76      (1.57)      1.41        (0.33)
Total from investment operations                0.58       1.16      0.91        1.38      (0.99)      1.98         0.06
Less distributions:
  Dividends from net investment income         (0.67)     (0.70)    (0.67)      (0.62)     (0.58)     (0.57)       (0.39)
  Distributions from net realized gain on
   investments sold                               --      (0.05)    (0.15)      (0.32)        --         --           --
Total distributions                            (0.67)     (0.75)    (0.82)      (0.94)     (0.58)     (0.57)       (0.39)
Net asset value, end of period               $  9.91   $  10.32  $  10.41    $  10.85   $   9.28   $  10.69     $  10.36
TOTAL INVESTMENT RETURN AT NET ASSET
  VALUE(4)(%)                                   6.13      12.26      9.15       13.60      (9.31)     21.88         0.61(5)
Total adjusted investment return at net
  asset value(4,6)(%)                           5.29      11.86      8.90       13.42      (9.45)     21.73         0.55(5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)   80,200    163,693   217,014     279,692    241,583    309,305      291,072
Ratio of expenses to average net assets(%)      0.00       0.40      0.58        0.69       0.75       0.75         0.76(7,8)
Ratio of adjusted expenses to average net
  assets(9)(%)                                  0.84       0.80      0.83        0.87       0.89       0.90         0.84(7)
Ratio of net investment income (loss) to
  average net assets(%)                         7.11       6.75      6.36        5.69       5.85       5.76         5.57(7)
Ratio of adjusted net investment income
  (loss) to average net assets(9)(%)            6.27       6.35      6.11        5.51       5.71       5.61         5.48(7)
Portfolio turnover rate (%)                       62         45        34          51         62         37(10)       30
Fee reduction per share ($)                     0.09       0.04      0.03(3)     0.02       0.01       0.01(3)      0.01(3)

=========================================================================================================
CLASS B - PERIOD ENDED:                             12/92      12/93   12/94(1)    12/95       8/96(2)
=========================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period               $ 10.32    $ 10.41  $ 10.85    $  9.28     $ 10.68
Net investment income                                 0.58(3)    0.54     0.51       0.50(3)     0.33(3)
Net realized and unrealized gain (loss) on
   investments                                        0.25       0.76    (1.57)      1.40       (0.31)
Total from investment operations                      0.83       1.30    (1.06)      1.90       (0.02)
Less distributions:
  Dividends from net investment income               (0.59)     (0.54)   (0.51)     (0.50)      (0.34)
  Distributions from net realized gain on
   investments sold                                  (0.15)     (0.32)      --         --          --
Total distributions                                  (0.74)     (0.86)   (0.51)     (0.50)      (0.34)
Net asset value, end of period                     $ 10.41    $ 10.85  $  9.28    $ 10.68     $ 10.36
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(4)(%)                                        8.35      12.76    (9.99)     20.87        0.20(5)
Total adjusted investment return at net asset
   value(4,6)(%)                                     8.10      12.58   (10.13)     20.72        0.14(5)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)         26,595     65,437   77,365     84,673      83,253
Ratio of expenses to average net assets(%)            1.35       1.44     1.50       1.50        1.52(7,8)
Ratio of adjusted expenses to average net
   assets(9)(%)                                       1.60       1.62     1.64       1.65        1.59(7)
Ratio of net investment income (loss) to average
   net assets(%)                                      5.43       4.82     5.10       4.97        4.81(7)
Ratio of adjusted net investment income (loss) to
   average net assets(9)(%)                           5.18       4.64     4.96       4.82        4.72(7)
Portfolio turnover rate(%)                              34         51       62         37(10)      30
Fee reduction per share($)                            0.03(3)    0.02     0.01       0.01(3)     0.01(3)

(1) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(2) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(5) Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7) Annualized.
(8) For the period ended August 31, 1996, the Ratio of Expenses to Average Net Assets for the Fund
    excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to
    Average Net Assets would be 0.75% for Class A and 1.50% for Class B.
(9) Unreimbursed, without fee reduction.
(10) Portfolio turnover excludes merger activity.

                                               CALIFORNIA TAX-FREE INCOME FUND 5

HIGH YIELD TAX-FREE FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST                      TICKER SYMBOL    CLASS A: JHTFX   CLASS B: TSHTX

--------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks a high level of current income that is largely exempt from federal income tax and is consistent with preservation of capital. To pursue this goal, the fund invests primarily in a diversified portfolio of tax-exempt municipal debt securities.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of assets in municipal bonds rated A, BBB/Baa or BB/Ba and their unrated equivalents. Up to 5% of assets may be invested in bonds rated B, CCC/Caa or CC/Ca. Bonds rated BB/Ba or lower are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, including various derivative securities primarily used in the fund's capital preservation strategies, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities). Investors should expect greater fluctuations in share price, yield and total return compared to less aggressive tax-free income funds. These fluctuations, whether positive or negative, may be sharp and unanticipated.

Issuers of BBB/Baa rated bonds and junk bonds are typically in weaker financial health than issuers of high quality bonds, and their ability to pay interest and principal is less certain. These issuers are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. Junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception of adverse news.
Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Mr. Lucibella joined John Hancock Funds in 1988 and has been in the investment business since 1982.

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                                  CLASS A     CLASS B
Maximum sales charge imposed on purchases
(as a percentage of offering price)                                 4.50%       none

Maximum sales charge imposed on
reinvested dividends                                                none        none

Maximum deferred sales charge                                       none(1)     5.00%

Redemption fee(2)                                                   none        none

Exchange fee                                                        none        none

ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
Management fee                                                      0.58%       0.58%

12b-1 fee(3)                                                        0.25%       1.00%

Other expenses                                                      0.26%       0.26%

Total fund operating expenses                                       1.09%       1.84%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.

 SHARE CLASS                           YEAR 1      YEAR 3      YEAR 5     YEAR 10
Class A shares                          $ 56        $ 78        $102        $172

Class B shares

  Assuming redemption
  at end of period                      $ 69        $ 88        $119        $196

  Assuming no redemption                $ 19        $ 58        $100        $196

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.


(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2) Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

6  HIGH YIELD TAX-FREE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS B
YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)        (Bar Graph)
(scale varies from fund to fund)

=============================================================================================
CLASS A - PERIOD ENDED:                                         10/94(1)   10/95(2)   8/96(3)
=============================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  9.85     $ 8.82    $ 9.47
Net investment income                                             0.48(4)    0.57      0.49(4)
Net realized and unrealized gain (loss) on investments
sold and financial futures contracts                             (0.94)      0.70     (0.30)
Total from investment operations                                 (0.46)      1.27      0.19
Less distributions:
  Dividends from net investment income                           (0.48)     (0.58)    (0.50)
  Distributions in excess of net investment income               (0.09)     (0.04)       --
  Total distributions                                            (0.57)     (0.62)     (0.50)
Net asset value, end of period                                 $  8.82     $ 9.47    $  9.16
TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5)(%)                  4.96(6)   14.85       1.96(6)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)                     15,401      14,225    23,663
Ratio of expenses to average net assets(%)                        1.15(7)     1.06      1.10(7)
Ratio of net investment income (loss) to average net assets(%)    6.08(7)     6.36      6.39(7)
Portfolio turnover rate(%)                                          62          64        38

=========================================================================================================================
CLASS B - PERIOD ENDED:                            4/87(8)         10/87(9)           10/88           10/89        10/90
=========================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $ 10.00           $  9.49           $  8.62        $  9.25      $  9.29
Net investment income                                0.53              0.37              0.62           0.55         0.55
Net realized and unrealized gain (loss) on
   investments sold and financial futures
   contracts                                        (0.51)            (0.87)             0.70           0.13        (0.14)
Total from investment operations                     0.02             (0.50)             1.32           0.68         0.41
Less distributions:
  Dividends from net investment income              (0.53)            (0.37)            (0.66)         (0.51)       (0.55)
  Distributions in excess of net investment
    income                                             --                --                --             --           --
  Distributions from net realized gain on
    investments sold                                   --                --             (0.03)            --           --
  Distributions from capital paid-in                   --                --                --          (0.13)       (0.08)
  Total distributions                               (0.53)            (0.37)            (0.69)         (0.64)       (0.63)
Net asset value, end of period                    $  9.49           $  8.62           $  9.25        $  9.29      $  9.07
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(5)(%)                                       0.12(6)          (5.13)(6)         15.88           7.54         4.60
Total adjusted investment return at net
   asset value(5,10)(%)                             (0.39)(6)         (5.34)(6)            --             --           --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)        15,753            15,026            24,278         29,841       35,820
Ratio of expenses to average net assets(%)           0.56(6)           0.61(6)           2.05           2.32         2.20
Ratio of adjusted expenses to average net
  assets(11)(%)                                      1.07(6)           0.82(6)             --             --           --
Ratio of net investment income to
   average net assets(%)                             4.96(6)           4.05(6)           6.66           5.79         5.96
Ratio of adjusted net investment income
   (loss) to average net assets(11)(%)               4.45(6)           3.84(6)             --             --           --
Portfolio turnover rate(%)                            153                42                82             29           41
Fee reduction per share($)                           0.05              0.02                --             --           --

================================================================================================================================
CLASS B - PERIOD ENDED:                            10/91          10/92           10/93           10/94     10/95(2)     8/96(3)
================================================================================================================================
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period              $  9.07        $  9.31        $   9.39        $   9.98     $   8.82   $   9.47
Net investment income                                0.54           0.55            0.53            0.48         0.51       0.44(4)
Net realized and unrealized gain (loss) on
   investments sold and financial futures
   contracts                                         0.34           0.17            0.72           (0.90)        0.69      (0.31)
Total from investment operations                     0.88           0.72            1.25           (0.42)        1.20       0.13
Less distributions:
  Dividends from net investment income              (0.54)         (0.55)          (0.56)          (0.48)       (0.51)     (0.44)
  Distributions in excess of net investment
    income                                             --             --              --           (0.07)       (0.04)     --
  Distributions from net realized gain on
    investments sold                                   --          (0.09)          (0.10)          (0.19)       --         --
  Distributions from capital paid-in                (0.10)            --              --              --        --         --
  Total distributions                               (0.64)         (0.64)          (0.66)          (0.74)       (0.55)     (0.44)
Net asset value, end of period                    $  9.31        $  9.39        $   9.98        $   8.82     $   9.47   $   9.16
TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(5)(%)                                      10.07           7.89           13.69           (4.44)       13.99       1.36(6)
Total adjusted investment return at net
   asset value(5,10)(%)                                --             --              --              --        --         --
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)($)        51,467         65,933         113,442         151,069      155,234    147,669
Ratio of expenses to average net assets(%)           2.36           2.17            2.06            1.85         1.79       1.81(7)
Ratio of adjusted expenses to average net
  assets(11)(%)                                        --             --              --              --        --         --
Ratio of net investment income to
   average net assets(%)                             5.61           5.78            5.23            5.36         5.61       5.65(7)
Ratio of adjusted net investment income
   (loss) to average net assets(11)(%)                 --             --              --              --        --         --
Portfolio turnover rate(%)                             83             40             100              62        64         38
Fee reduction per share($)                             --             --              --              --        --         --

(1) Class A shares commenced operations on December 31, 1993.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period end changed from October 31 to August 31.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Not annualized.
(7) Annualized.
(8) For the period August 25, 1986 to April 30, 1987.
(9) For the period May 1, 1987 to October 31, 1987.
(10)An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(11)Unreimbursed, without fee reduction.

                                                      HIGH YIELD TAX-FREE FUND 7

MASSACHUSETTS TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND                      TICKER SYMBOL CLASS A: JHMAX     CLASS B: N/A

-------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal and Massachusetts personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in Massachusetts municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of Massachusetts issuers, its performance is largely dependent on factors that may disproportionately affect its investments.

These factors may include:

- local economic or policy changes
- tax base erosion
- state constitutional limits on tax increases
- changes in the ratings assigned to the state's municipal issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Dianne Sales-Singer, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. Ms. Sales-Singer joined John Hancock Funds in 1989 and has been in the investment business since 1984.

--------------------------------------------------------------------------------

INVESTOR EXPENSES

[A graphic image of a percent symbol.]  Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.
 SHAREHOLDER TRANSACTION EXPENSES                                CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                                4.50%     none

 Maximum sales charge imposed on
 reinvested dividends                                               none      none

 Maximum deferred sales charge                                      none(1)   5.00%

 Redemption fee(2)                                                  none      none
 Exchange fee                                                       none      none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                       0.07%     0.07%

 12b-1 fee(4)                                                       0.30%     1.00%
 Other expenses                                                     0.33%     0.33%

 Total fund operating expenses (after limitation)(3)                0.70%     1.40%

EXAMPLE The table below shows what you would pay if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.


 SHARE CLASS                  YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $52     $66      $82      $128

 Class B shares
   Assuming redemption
   at end of period            $64     $74      $97      $149

 Assuming no redemption        $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2)  Does not include wire redemption fee (currently $4.00).
(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offsets, management fees would be 0.50% for each class and total fund operating expenses would be 1.18% for Class A and 1.88% for Class B.
(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

8  MASSACHUSETTS TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.] The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                    [Bar Graph]
(scale varies from fund to fund)

===============================================================================================================================
 CLASS A - PERIOD ENDED:                              8/88(1)    8/89    8/90    8/91    8/92    8/93    8/94    8/95     8/96
===============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                $10.00     $10.63  $10.94  $10.63  $11.15  $11.75  $12.43  $11.56   $11.76
 Net investment income                                 0.65       0.70    0.69    0.73    0.71    0.67    0.63    0.65     0.65
 Net realized and unrealized gain (loss)
   on investments                                      0.63       0.31  (0.31)    0.53    0.60    0.82  (0.75)    0.20     (0.10)
 Total from investment operations                      1.28       1.01    0.38    1.26    1.31    1.49  (0.12)    0.85     0.55
 Less distributions:
   Dividends from net investment income               (0.65)     (0.70)  (0.69)  (0.73)  (0.71)  (0.67)  (0.63)  (0.65)   (0.65)
   Distributions from net realized gain on
     investments sold                                    --         --      --   (0.01)     --   (0.14)  (0.12)     --       --
   Total distributions                                (0.65)     (0.70)  (0.69)  (0.74)  (0.71)  (0.81)  (0.75)  (0.65)   (0.65)
 Net asset value, end of period                      $10.63     $10.94  $10.63  $11.15  $11.75  $12.43  $11.56  $11.76   $11.66
 TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(2) (%)                                       13.13(3)    9.67    3.49   12.10   12.11   13.29   (0.97)   7.66     4.78
 Total adjusted investment return at net asset
   value(2,4) (%)                                     10.38(3)    9.16    2.72   10.66   10.93   12.38   (1.50)   7.21     4.30
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)         4,757      9,138   9,968  15,015  29,113  50,019  54,122  54,416   55,169
 Ratio of expenses to average net assets (%)           1.00(3)    1.00    1.00    0.60    0.60    0.67    0.70    0.70     0.75(5)
 Ratio of adjusted expenses to average net
    assets(6) (%)                                      3.75(3)    1.51    1.77    2.04    1.78    1.58    1.23    1.15     1.18
 Ratio of net investment income (loss) to
    average net assets (%)                             6.28(3)    6.35    6.31    6.64    6.18    5.61    5.28    5.67     5.53
 Ratio of adjusted net investment income
    (loss) to average net assets(6) (%)                3.53(3)    5.84    5.54    5.20    5.00    4.70    4.75    5.22     5.05
 Portfolio turnover rate (%)                             20          2       2      29      56      79      29      24       36
 Fee reduction per share ($)                           0.28       0.11    0.08    0.16    0.14    0.11    0.06    0.05     0.06

==================================================================================================================================
 CLASS B - PERIOD ENDED:                                                                                                   8/96(1)
==================================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                                           --
 Net investment income                                                                                                          --
 Net realized and unrealized gain (loss) on investments                                                                         --
 Total from investment operations                                                                                               --
 Less distributions:
   Dividends from net investment income                                                                                         --
   Distributions from net realized gain on investments sold                                                                     --
   Total distributions                                                                                                          --
 Net asset value, end of period                                                                                                 --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(2) (%)                                                                              --
 Total adjusted investment return at net asset value(2,4) (%)                                                                   --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                                   --
 Ratio of expenses to average net assets (%)                                                                                    --
 Ratio of adjusted expenses to average net assets(6) (%)                                                                        --
 Ratio of net investment income (loss) to average net assets (%)                                                                --
 Ratio of adjusted net investment income (loss) to average
 net assets(6) (%)                                                                                                              --
 Portfolio turnover rate (%)                                                                                                    --
 Fee reduction per share ($)                                                                                                    --

(1) Class A shares commenced operations on September 3, 1987. Class B shares commenced operations on September 30, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) For the year ended August 31, 1996, the Ratio of Expenses to Average Net
    Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be
    0.70%.
(6) Unreimbursed, without fee reduction.


                                            MASSACHUSETTS TAX-FREE INCOME FUND 9

NEW YORK TAX-FREE INCOME FUND

REGISTRANT NAME: JOHN HANCOCK TAX-EXEMPT SERIES FUND                      TICKER SYMBOL CLASS A: JHNYX     CLASS B: N/A

-------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks income that is exempt from federal income taxes as well as New York State and New York City personal income taxes. The fund seeks to provide the maximum current income that is consistent with preservation of capital. To pursue this goal, the fund invests primarily in municipal securities exempt from these taxes.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal securities may include bonds, notes and commercial paper of any maturity. Under normal circumstances, the fund invests at least 80% of net assets in New York municipal securities. Up to 33.3% of assets may be invested in municipal securities rated BBB/Baa or BB/Ba and their unrated equivalents. The balance of the fund's investments must be rated at least A or be of equivalent quality. Bonds rated BB/Ba are considered junk bonds.

For liquidity and flexibility, the fund may place up to 20% of net assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income funds, the value of your investment in the fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of debt securities (including municipal securities).

Because the fund is not diversified and because it concentrates in securities of New York issuers, certain factors may disproportionately affect the fund's investments. These factors may include:

- local economic or policy changes
- tax base erosion
- limited flexibility to raise taxes
- changes in the ratings assigned to the state's municipal issuers
- the legacy of past credit problems of New York City and other issuers

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Frank A. Lucibella, CFA, leader of the fund's portfolio management team since April 1995, is a second vice president of the adviser. He joined John Hancock Funds in 1988 and has been in the investment business since 1982.


INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below are based on Class A expenses for the past year, adjusted to reflect any changes. There were no Class B shares issued or outstanding during the last fiscal year. Future expenses may be greater or less.
SHAREHOLDER TRANSACTION EXPENSES                                                 CLASS A       CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)                                              4.50%          none
 Maximum sales charge imposed on
 reinvested dividends                                                             none           none
 Maximum deferred sales charge                                                    none(1)        5.00%
 Redemption fee(2)                                                                none           none
 Exchange fee                                                                     none           none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee (after expense limitation)(3)                                     0.09%          0.09%
 12b-1 fee(4)                                                                     0.30%          1.00%
 Other expenses                                                                   0.31%          0.31%
 Total fund operating expenses (after limitation)(3)                              0.70%          1.40%

Example  The table below shows what you would pay
if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                 YEAR 1  YEAR 3   YEAR 5   YEAR 10
 Class A shares                $52     $66      $82      $128
 Class B shares
   Assuming redemption
   at end of period            $64     $74      $97      $149
=======================================================================================================================
   Assuming no redemption      $14     $44      $77      $149

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."
(2) Does not include wire redemption fee (currently $4.00).

(3) Reflects the adviser's temporary agreement to limit expenses. Without this limitation and the effect of expense offseet, management fees would be 0.50% for each class and total fund operating expenses would be 1.14% for
    Class A and 1.84% for Class B.

(4) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

10  NEW YORK TAX-FREE INCOME FUND

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

[A graphic image of a dollar sign.]  The figures below have been audited by the fund's independent auditors, Price Waterhouse LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)                            [Bar Graph]
(scale varies from fund to fund)

==============================================================================================================================
 CLASS A - PERIOD ENDED:                            8/88(1)    8/89    8/90   8/91     8/92     8/93    8/94    8/95     8/96
==============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period              $10.00    $10.48  $11.01  $10.74    $11.29  $11.90  $12.63  $11.73   $11.88
 Net investment income                               0.61      0.68    0.67    0.72      0.72    0.68    0.64    0.65     0.66
 Net realized and unrealized gain (loss)
    on investments                                   0.48      0.55   (0.25)   0.55      0.63    0.87   (0.77)   0.15    (0.05)
 Total from investment operations                    1.09      1.23    0.42    1.27      1.35    1.55   (0.13)   0.80     0.61
 Less distributions:
   Dividends from net investment income             (0.61)    (0.68)  (0.67)  (0.72)    (0.72)  (0.68)  (0.64)  (0.65)   (0.66)
   Distributions from net realized gain
    on investments sold                                --     (0.02)  (0.02)      --    (0.02)  (0.14)  (0.13)     --       --
   Total distributions                              (0.61)    (0.70)  (0.69)   (0.72)   (0.74)  (0.82)  (0.77)  (0.65)   (0.66)
 Net asset value, end of period                    $10.48    $11.01  $10.74   $11.29   $11.90  $12.63  $11.73  $11.88   $11.83
 TOTAL INVESTMENT RETURN AT NET ASSET
   VALUE(2) (%)                                     11.40(3)  11.87    3.74    12.24    12.17   13.70   (1.05)   7.19     5.21
 Total adjusted investment return at net
   asset value(2,4) (%)                              7.56(3)  11.22    3.05    11.02    11.09   12.83   (1.58)   6.74     4.77
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)       4,306     8,795  13,357   20,878   33,806  52,444  55,690   55,753   56,229
 Ratio of expenses to average net assets (%)         1.00(3)   1.00    1.00     0.60     0.60    0.67    0.70    0.70      0.73(5)
 Ratio of adjusted expenses to average net
   assets(6) (%)                                     4.84(3)   1.65    1.69    1.82      1.68    1.54    1.23     1.15     1.14
 Ratio of net investment income (loss) to
   average net assets (%)                            6.11(3)   6.30    6.17    6.57      6.22    5.63    5.28     5.67     5.51
 Ratio of adjusted net investment income
   (loss) to average
 net assets(6) (%)                                   2.27(3)   5.65    5.48    5.35      5.14    4.76    4.75     5.22     5.07
 Portfolio turnover rate (%)                           16        10      10      12        48      56      23       70       76
 Fee reduction per share ($)                         0.38      0.13    0.08    0.13      0.13    0.11    0.06     0.05     0.05

==================================================================================================================================
CLASS B - PERIOD ENDED:                                                                                                    8/96 (1)
==================================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                                                                           --
 Net investment income                                                                                                          --
 Net realized and unrealized gain (loss) on investments                                                                         --
 Total from investment operations                                                                                               --
 Less distributions:
   Dividends from net investment income                                                                                         --
   Distributions from net realized gain on investments sold
   Total distributions                                                                                                          --
 Net asset value, end of period                                                                                                 --
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(2) (%)                                                                              --
 Total adjusted investment return at net asset value(2,4) (%)                                                                   --
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                                                                                   --
 Ratio of expenses to average net assets (%)                                                                                    --
 Ratio of adjusted expenses to average net assets(6) (%)                                                                        --
 Ratio of net investment income (loss) to average net assets (%)                                                                --
 Ratio of adjusted net investment income (loss) to average
 net assets(6) (%)                                                                                                              --
 Portfolio turnover rate (%)                                                                                                    --
 Fee reduction per share ($)                                                                                                    --

(1) Class A shares commenced operations on September 11, 1987. Class B shares commenced operations on September 30, 1996.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Annualized.
(4) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(5) For the year ended August 31, 1996, the Ratio of Expenses to Average Net
    Assets for the fund excludes the effect of expense offsets. If expense offsets were included, the Ratio of Expenses to Average Net Assets would be
    0.70%.
(6) Unreimbursed, without fee reduction.

                                                NEW YORK TAX-FREE INCOME FUND 11

TAX-FREE BOND FUND

REGISTRANT NAME: JOHN HANCOCK TAX-FREE BOND TRUST                         TICKER SYMBOL CLASS A: TAMBX   CLASS B: TSMBX

------------------------------------------------------------------------------
GOAL AND STRATEGY

[A graphic image of a bullseye with an arrow in the middle of it.] The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. To pursue this goal, the fund invests in a diversified portfolio of municipal securities. Under normal circumstances, the fund will place at least 80% of assets in municipal bonds.

PORTFOLIO SECURITIES

[A graphic image of a black folder that contains a couple sheets of paper.] The fund's municipal bonds may include investment-grade bonds, notes and commercial paper of any maturity. Less than 35% of assets may be invested in municipal bonds rated BB/Ba or B (junk bonds) and their unrated equivalents. The fund may not invest more than 25% of assets in private activity bonds of issuers in any one industry. There is no limit on the fund's investments in issuers located in any one state.

For liquidity and flexibility, the fund may place up to 20% of assets in taxable investment-grade short-term securities. For defensive purposes, it may invest more assets in these securities. The fund also may invest in private activity bonds and certain higher-risk investments, and may engage in other investment practices.

RISK FACTORS

[A graphic image of a line chart with a single line that depicts some peaks and valleys.] As with most income investments, the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of fixed income securities (including municipal securities). Bonds with longer maturities are especially sensitive to interest rate movements.

To the extent that the fund invests in bonds rated BBB/Baa or lower, it takes on higher risks of volatility and default. Issuers of these bonds are typically in weaker financial health and their ability to pay interest and principal is less certain. Before you invest, please read "More about risk" starting on page 24.

PORTFOLIO MANAGEMENT

[A graphic image of a generic person.] Thomas C. Goggins has been the leader of the fund's portfolio management team since joining John Hancock Funds in April 1995. A senior vice president of the adviser, Mr. Goggins has been in the investment business since 1986.

INVESTOR EXPENSES

[A graphic image of a percent symbol.] Fund investors pay various expenses, either directly or indirectly. The figures below show the expenses for the past year, adjusted to reflect any changes. Future expenses may be greater or less.
 SHAREHOLDER TRANSACTION EXPENSES                CLASS A   CLASS B
 Maximum sales charge imposed on purchases
 (as a percentage of offering price)               4.50%     none
 Maximum sales charge imposed on
 reinvested dividends                              none      none
 Maximum deferred sales charge                     none(1)   5.00%
 Redemption fee(2)                                 none      none
 Exchange fee                                      none      none

 ANNUAL FUND OPERATING EXPENSES (AS A % OF AVERAGE NET ASSETS)
 Management fee                          0.41%     0.41%
 12b-1 fee(3,4)                          0.15%     0.90%
 Other expenses                          0.29%     0.29%
 Total fund operating expenses(4)        0.85%     1.60%

Example  The table below shows what you would pay
if you invested $1,000 over the various time frames indicated. The example assumes you reinvested all dividends and that the average annual return was 5%.
 SHARE CLASS                    YEAR 1   YEAR 3   YEAR 5   YEAR 10
 Class A shares                   $53     $71      $ 90      $145
 Class B shares
   Assuming redemption
   at end of period               $66     $81      $107      $170
   Assuming no redemption         $16     $51      $ 87      $170

This example is for comparison purposes only and is not a representation of the fund's actual expenses and returns, either past or future.

(1) Except for investments of $1 million or more; see "How sales charges are calculated."

(2)  Does not include wire redemption fee (currently $4.00).

(3) Because of the 12b-1 fee, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(4) The adviser has agreed to limit total fund operating expenses to 0.85% for Class A and 1.60% for Class B. Without this limitation, management fees would be 0.54% for each class and total fund operating expenses would be 0.98% for Class A and 1.73% for Class B.

12  TAX-FREE BOND FUND

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
[A graphic image of a dollar sign.]  The figures below have been audited by the fund's independent auditors, Ernst & Young LLP.

VOLATILITY, AS INDICATED BY CLASS A YEAR-BY-YEAR TOTAL INVESTMENT RETURN (%)
(scale varies from fund to fund)                                                               [Bar Graph]

===============================================================================================================================
 CLASS A - PERIOD ENDED:                                        12/90(1)   12/91   12/92    12/93   12/94(2)  12/95    8/96(3)
===============================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                           $10.00     $9.90   $10.24   $10.47   $10.96    $9.39    $10.67
 Net investment income                                            0.71      0.69     0.67     0.62     0.58     0.57(4)   0.40
 Net realized and unrealized gain (loss) on investments          (0.13)     0.72     0.42     0.93    (1.58)    1.28     (0.41)
 Total from investment operations                                 0.58      1.41     1.09     1.55    (1.00)    1.85     (0.01)
 Less distributions:
   Dividends from net investment income                          (0.68)    (0.68)   (0.68)   (0.62)   (0.57)   (0.57)    (0.39)
   Distributions from net realized gain on investments
     sold                                                           --     (0.39)   (0.18)   (0.44)      --       --        --
   Total distributions                                           (0.68)    (1.07)   (0.86)   (1.06)   (0.57)   (0.57)    (0.39)
 Net asset value, end of period                                  $9.90    $10.24   $10.47   $10.96    $9.39   $10.67    $10.27
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                6.04(6)  14.78    10.97    15.15    (9.28)   20.20     (0.01)(6)
 Total adjusted investment return at net asset value
   (5,7) (%)                                                      5.19(6)  14.40    10.67    14.98    (9.39)   20.08     (0.09)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                   45,437    73,393   99,523  136,521  114,539  118,797   560,863
 Ratio of expenses to average net assets (%)                      0.40(6)   0.60     0.66     0.78     0.85     0.85      0.85(8)
 Ratio of adjusted expenses to average net assets(9) (%)          1.25(6)   0.98     0.96     0.95     0.96     0.97      0.98(8)
 Ratio of net investment income (loss) to average net
   assets (%)                                                     7.09(6)   6.86     6.46     5.57     5.72     5.67      5.75(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                6.24(6)   6.48     6.16     5.40     5.61     5.55      5.62(8)
 Portfolio turnover rate (%)                                        64       123       79      116      107      113       116(10)
 Fee reduction per share ($)                                      0.08      0.04     0.03     0.02     0.01     0.01(4)   0.01(4)

=======================================================================================================================
 CLASS B - PERIOD ENDED:                                             12/92       12/93     12/94(2)   12/95    8/96(3)
=======================================================================================================================
 PER SHARE OPERATING PERFORMANCE
 Net asset value, beginning of period                                $10.24      $10.47    $10.96    $9.38     $10.67
 Net investment income                                                 0.59(4)     0.54      0.50     0.50(4)    0.34
 Net realized and unrealized gain (loss) on investments                0.42        0.93     (1.58)    1.28       (0.40)
 Total from investment operations                                      1.01        1.47     (1.08)    1.78       (0.06)
 Less distributions:
   Dividends from net investment income                               (0.60)      (0.54)    (0.50)   (0.49)      (0.34)
   Distributions from net realized gain on investments sold           (0.18)      (0.44)      --        --          --
   Total distributions                                                (0.78)      (0.98)    (0.50)   (0.49)      (0.34)
 Net asset value, end of period                                      $10.47      $10.96     $9.38   $10.67      $10.27
 TOTAL INVESTMENT RETURN AT NET ASSET VALUE(5) (%)                    10.15       14.30    (10.05)   19.41       (0.51)(6)
 Total adjusted investment return at net asset value(5,7) (%)          9.85       14.13    (10.16)   19.29       (0.59)(6)
 RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period (000s omitted) ($)                        18,272      56,384    70,243   76,824      81,177
 Ratio of expenses to average net assets (%)                           1.43        1.53      1.60     1.60        1.60(8)
 Ratio of adjusted expenses to average net assets(9) (%)               1.73        1.70      1.71     1.72        1.73(8)
 Ratio of net investment income (loss) to average net assets (%)       5.57        4.66      4.97     4.90        4.91(8)
 Ratio of adjusted net investment income (loss) to average
 net assets(9) (%)                                                     5.27        4.49      4.86     4.78        4.78(8)
 Portfolio turnover rate (%)                                             79         116       107      113         116(10)
 Fee reduction per share ($)                                           0.03(4)     0.02      0.01     0.01(4)     0.01(4)

(1) Class A shares commenced operations on January 5, 1990.
(2) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the fund.
(3) Effective August 31, 1996, the fiscal period changed from December 31 to August 31.
(4) Based on the average of the shares outstanding at the end of each month.
(5) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(6) Not annualized.
(7) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(8) Annualized.
(9) Unreimbursed, without fee reduction.
(10)Portfolio turnover excludes merger activity.

                                                           TAX-FREE BOND FUND 13

YOUR ACCOUNT
--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All John Hancock tax-free income funds offer two classes of shares, Class A and Class B. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial representative can help you decide.

--------------------------------------------------------------------------------
CLASS A                                 CLASS B
--------------------------------------------------------------------------------
-  Front-end sales charges, as          - No front-end sales charge; all your
   described below. There are             money goes to work for you right away.
   several ways to reduce these
   charges, also described below.       - Higher annual expenses than Class A
                                          shares.
-  Lower annual expenses than
   Class B shares.                      - A deferred sales charge on shares
                                          you sell within six years of
                                          purchase, as described below.

                                        - Automatic conversion to Class A
                                          shares after eight years, thus
                                          reducing future annual expenses.

For actual past expenses of Class A and B shares, see the fund-by-fund information earlier in this prospectus.
--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:
================================================================================
CLASS A SALES CHARGES
================================================================================
                            AS A % OF                          AS A % OF YOUR
YOUR INVESTMENT             OFFERING PRICE                     INVESTMENT
Up to $99,999               4.50%                                  4.71%
$100,000 - $249,999         3.75%                                  3.90%
$250,000 - $499,999         3.00%                                  3.09%
$500,000 - $999,999         2.00%                                  2.04%
$1,000,000 and over         See below

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. However, there is a contingent deferred sales charge (CDSC) on any shares sold within one year of purchase, as follows:

================================================================================
CDSC ON $1 MILLION+ INVESTMENTS
================================================================================
YOUR INVESTMENT                 CDSC ON SHARES BEING SOLD
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the LAST day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B Shares are offered at their net asset value per share, without any initial sales charge. However, there is a contingent deferred sales charge
(CDSC) on shares you sell within six years of buying them. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

================================================================================
CLASS B DEFERRED CHARGES
================================================================================
YEARS AFTER PURCHASE                        CDSC ON SHARES BEING SOLD
1st year                                    5.00%
2nd year                                    4.00%
3rd or 4th year                             3.00%
5th year                                    2.00%
6th year                                    1.00%
After 6 years                               None

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the FIRST day of that month.

CDSC calculations are based on the number of shares involved, not on the value of your account. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

14  YOUR ACCOUNT

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS
================================================================================

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.
- Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge.
- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once.
- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

To utilize: complete the appropriate section of your application, or contact your financial representative or Signature Services to add these options (see the back cover of this prospectus).

GROUP INVESTMENT PROGRAM Allows established groups of four or more investors to invest as a group. Each investor has an individual account, but for sales charge purposes the group's investments are lumped together, making the investors potentially eligible for reduced sales charges. There is no charge, no obligation to invest (although initial aggregate investments must be at least $250) and you may terminate the program at any time.

To utilize: contact your financial representative or Signature Services to find out how to qualify.

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for either share class will generally be waived in the following cases:
- to make payments through certain systematic withdrawal plans
- to make certain distributions from a retirement plan
- because of shareholder death or disability

To utilize: if you think you may be eligible for a CDSC waiver, contact your financial representative or Signature Services, or consult the SAI (see the back cover of this prospectus).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may invest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To utilize: contact your financial representative or Signature Services.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:
- government entities that are prohibited from paying mutual fund sales charges
- financial institutions or common trust funds investing $1 million or more for non-discretionary accounts
- selling brokers and their employees and sales representatives
- financial representatives utilizing fund shares in fee-based investment products under agreement with John Hancock Funds
- fund trustees and other individuals who are affiliated with these or other John Hancock funds
- individuals transferring assets to a John Hancock tax-free fund from an employee benefit plan that has John Hancock funds
- members of an approved affinity group financial services program
- certain insurance company contract holders (one-year CDSC usually applies)
- participants in certain retirement plans with at least 100 members (one-year CDSC applies)

To utilize: if you think you may be eligible for a sales charge waiver, contact your financial representative or Signature Services, or consult the SAI.

================================================================================
OPENING AN ACCOUNT
================================================================================
1 Read this prospectus carefully.
2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:
   - non-retirement account: $1,000
   - group investments: $250
   - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. If you have questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges section of the application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You can initiate any purchase, exchange or sale of shares through your financial representative.

                                                                15  YOUR ACCOUNT

================================================================================
BUYING SHARES
================================================================================
           OPENING AN ACCOUNT                ADDING TO AN ACCOUNT

BY CHECK
[A graphic image of a blank check.]         - Make out a check for the
- Make out a check for the                    investment amount, payable to
  investment amount, payable to               "John Hancock Signature
  "John Hancock Signature                     Services, Inc."
  Services, Inc."

-  Deliver the check and your                - Fill out the detachable
   completed application to your               investment slip from an account
   financial representative, or mail           statement. If no slip is available,
   them to Signature Services                  include a note specifying the fund
   (address on next page).                     name, your share class, your
                                               account number and the name(s) in
                                               which the account is registered.

                                             - Deliver the check and your
                                               investment slip or note to your
                                               financial representative, or mail
                                               them to Signature Services
                                               (address on next page).

BY EXCHANGE

[A graphic image of a white arrow outlined
in black that points to the right above
a black that points to the left.]
- Call your financial representative         - Call Signature Services to request
  or Signature Services to request an          an exchange.
  exchange.

BY WIRE
[A graphic image of a jagged white arrow outlined in black that points upwards at a 45 degree angle.]
- Deliver your completed application
  to your financial representative,
  or mail it to Signature Services.

- Obtain your account number by
  calling your financial
  representative or Signature
  Services.

- Instruct your bank to wire the             - Instruct your bank to wire the
  amount of your investment to:                amount of your investment to:
  First Signature Bank & Trust                 First Signature Bank & Trust
  Account # 900000260                          Account # 900000260
  Routing # 211475000                          Routing #  211475000
  Specify the fund name, your                  Specify the fund name, your share
  choice of share class, the new               class, your account number and
  account number and the name(s) in            the name(s) in which the account
  which the account is registered.             is registered. Your bank may
  Your bank may charge a fee to                charge a fee to wire funds.
  wire funds.

BY PHONE
[A graphic image of a telephone.]
- See "By wire" and "By exchange."           - Verify that your bank or credit
                                               union is a member of the
                                               Automated Clearing House (ACH)
                                               system.

                                             - Complete the "Invest-By-Phone"
                                               and "Bank Information" sections
                                               on your account application.

                                             - Call Signature Services to verify
                                               that these features are in place
                                               on your account.

                                             - Tell the Signature Services
                                               representative the fund name,
                                               your share class, your account
                                               number, the name(s) in which the
                                               account is registered and the
                                               amount of your investment.


To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."


16  YOUR ACCOUNT

================================================================================
SELLING SHARES
================================================================================

DESIGNED FOR                                 TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[A graphic image of the back of an
envelope.]
- Accounts of any type.                      - Write a letter of instruction or
                                               complete a stock power indicating
- Sales of any amount.                         the fund name, your share class,
                                               your account number, the name(s)
                                               in which the account is
                                               registered and the dollar value
                                               or number of shares you wish to
                                               sell.

                                             - Include all signatures and any
                                               additional documents that may be
                                               required (see next page).

                                             - Mail the materials to Signature
                                               Services.

                                             - A check will be mailed to the
                                               name(s) and address in which the
                                               account is registered, or
                                               otherwise according to your
                                               letter of instruction.

BY PHONE

[A graphic image of a telephone.]
- Most accounts.                             - For automated service 24 hours a
                                               day using your touch-tone phone,
- Sales of up to $100,000.                     call the EASI-Line at 1-800-338-
                                               8080.

                                             - To place your order with a
                                               representative at John Hancock
                                               Funds, call Signature Services
                                               between 8 A.M. and 4 P.M. Eastern
                                               Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[A graphic image of a jagged white arrow
outlined in black that points upwards
at a 45 degree angle.]
- Requests by letter to sell any             - Fill out the "Telephone
  amount (accounts of any type).               Redemption" section of your new
                                               account application.

- Requests by phone to sell up to
  $100,000 (accounts with telephone          - To verify that the telephone
  redemption privileges).                      redemption privilege is in place
                                               on an account, or to request the
                                               forms to add it to an existing
                                               account, call Signature Services.

                                             - Amounts of $1,000 or more will be
                                               wired on the next business day. A
                                               $4 fee will be deducted from your
                                               account.

                                             - Amounts of less than $1,000 may
                                               be sent by EFT or by check. Funds
                                               from EFT transactions are
                                               generally available by the second
                                               business day. Your bank may
                                               charge a fee for this service.

BY EXCHANGE

[A graphic image of a white arrow outlined
in black that points to the right
above a black that points to the left.]
- Accounts of any type.                      - Obtain a current prospectus for
                                               the fund into which you are
- Sales of any amount.                         exchanging by calling your
                                               financial representative or
                                               Signature Services.

                                             - Call Signature Services to
                                               request an exchange.

--------------------------------------------------------------------------------
Address
John Hancock Signature Services, Inc.
P.O. Box 9116  Boston, MA  02205-9116

Phone
1-800-225-5291

Or contact your financial representative for instructions and assistance.
--------------------------------------------------------------------------------

                            To sell shares through a systematic withdrawal plan,
                                             see "Additional investor services."

                                                                 YOUR ACCOUNT 17

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, as shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

- your address of record has changed within the past 30 days

- you are selling more than $100,000 worth of shares

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

- a broker or securities dealer

- a federal savings, cooperative or other type of bank

- a savings and loan or other thrift institution

- a credit union

- a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

=========================================================[A graphic image of the back of an envelope.]
SELLER                                       REQUIREMENTS FOR WRITTEN REQUESTS
=========================================================
Owners of individual, joint, sole            - Letter of instruction.
proprietorship, UGMA/UTMA
(custodial accounts for minors) or           - On the letter, the signatures and
general partner accounts.                      titles of all persons authorized
                                               to sign for the account, exactly
                                               as the account is registered.

                                             - Signature guarantee if applicable
                                               (see above).

Owners of corporate or association           - Letter of instruction.
accounts.
                                             - Corporate resolution, certified
                                               within the past 90 days.

                                             - On the letter and the resolution,
                                               the signature of the person(s)
                                               authorized to sign for the
                                               account.

                                             - Signature guarantee if applicable
                                               (see above).

Owners or trustees of trust accounts.        - Letter of instruction.

                                             - On the letter, the signature(s)
                                               of the trustee(s).

                                             - If the names of all trustees are
                                               not registered on the account,
                                               please also provide a copy of the
                                               trust document certified within
                                               the past 60 days.

                                             - Signature guarantee if applicable
                                               (see above).

Joint tenancy shareholders whose             - Letter of instruction signed by
co-tenants are deceased.                       surviving tenant.

                                             - Copy of death certificate.

                                             - Signature guarantee if applicable
                                               (see above).

Executors of shareholder estates.            - Letter of instruction signed by
                                               executor.

                                             - Copy of order appointing
                                               executor.

                                             - Signature guarantee if applicable
                                               (see above).

Administrators, conservators, guardians      - Call 1-800-225-5291 for
and other sellers or account types not         instructions.
listed above.

18 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after your request is accepted by Signature Services.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, Signature Services will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, Signature Services is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. Class B shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange, except that the rate will change to that of the new fund if the new fund's rate is higher. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate.

To protect the interests of other investors in the fund, a fund may cancel the exchange privileges of any parties that, in the opinion of the fund, are using market timing strategies or making more than seven exchanges per owner or controlling party per calendar year. A fund may change or cancel its exchange privilege at any time, upon 60 days' notice to its shareholders. A fund may also refuse any exchange order.

CERTIFICATED SHARES Most shares are electronically recorded. If you wish to have certificates for your shares, please write to Signature Services. Certificated shares can only be sold by returning the certificates to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten calendar days after the purchase.

ELIGIBILITY BY STATE You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment) that affects your account balance
- after any changes of name or address of the registered owner(s)
- in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The funds generally declare dividends daily and pay them monthly. Short- and long-term capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Your dividends begin accruing the day after payment is received by the fund and continue through the day your shares are actually sold.

                                                                 YOUR ACCOUNT 19

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends mailed to you. However, if the check is not deliverable, your dividends will be reinvested.

TAXABILITY OF DIVIDENDS As long as a fund meets the requirements for being a tax-qualified regulated investment company, which each fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.

The fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short- and long-term capital gains are taxable. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are not exempt from state and local income taxes.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, Signature Services may charge you $10 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason, and your account will not be closed if its drop in value is due to fund performance or the effects of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application.
- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payment or periodic withdrawals from your account. To establish:

-  Make sure you have at least $5,000 worth of shares in your account.
- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of qualified retirement plans, including IRAs, SEPs, 401(k) plans, 403(b) plans (including TSAs) and other pension and profit-sharing plans. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

20  YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

HOW THE FUNDS ARE ORGANIZED Each John Hancock tax-free income fund is an open-end management investment company or a series of such a company.

Each fund is supervised by a board of trustees, an independent body that has ultimate responsibility for the fund's activities. The board retains various companies to carry out the fund's operations, including the investment adviser, custodian, transfer agent and others (see diagram). The board has the right, and the obligation, to terminate the fund's relationship with any of these companies and to retain a different company if the board believes it is in the shareholders' best interests.

At a mutual fund's inception, the initial shareholder (typically the adviser) appoints the fund's board. Thereafter, the board and the shareholders determine the board's membership. The boards of the John Hancock tax-free income funds may include individuals who are affiliated with the investment adviser. However, the majority of board members must be independent.

The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing board members, changing fundamental policies, approving a management contract or approving a 12b-1 plan (12b-1 fees are explained in "Sales compensation").

[A flow chart that contains 7 rectangular-shaped boxes and illustrates the hierarchy of how the funds are organized. Within the flowchart, there are 5 tiers. The tiers are connected by shaded lines.

Shareholders represent the first tier. There is a shaded vertical arrow on the left-hand side of the page. The arrow has arrowheads on both ends and is contained within two horizontal shaded lines. This is meant to highlight tiers two and three which focus on Financial Service Firms and Distribution and Shareholder Services.

Principal Distributor and Transfer Agent are shown on the third tier. Investment Advisor and Custodian are shown on the fourth tier.

A shaded vertical arrow on the right-hand side of the page denotes those entities involved in the Asset Management. The arrow has arrowheads on both ends and is contained within two horizontal, shaded lines.

The fifth tier includes the Trustees.]

                                                                 YOUR ACCOUNT 21

ACCOUNTING COMPENSATION The funds compensate the adviser for performing tax and financial management services. Annual compensation is not expected to exceed 0.02% of each fund's average net assets.

PORTFOLIO TRADES In placing portfolio trades, the adviser may use brokerage firms that market the fund's shares or are affiliated with John Hancock Mutual Life Insurance Company, but only when the adviser believes no other firm offers a better combination of quality execution (i.e., timeliness and completeness) and favorable price.

INVESTMENT GOALS AND POLICIES Except for Massachusetts and New York Tax-Free Income Funds, each fund's investment goal is fundamental and may only be changed with shareholder approval. Each fund's policy of investing at least 80% in municipal securities is fundamental and may not be changed without shareholder approval. The High Yield Tax-Free Fund's 80% credit policy is also fundamental.

DIVERSIFICATION Except for the Massachusetts and New York Tax-Free Income Funds, all of the tax-free income funds are diversified.


--------------------------------------------------------------------------------
SALES COMPENSATION

As part of their business strategies, the funds, along with John Hancock Funds, pay compensation to financial services firms that sell the funds' shares. These firms typically pass along a portion of this compensation to your financial representative.

Compensation payments originate from two sources: from sales charges and from 12b-1 fees that are paid out of the funds' assets ("12b-1" refers to the federal securities regulation authorizing annual fees of this type). The 12b-1 fee rates vary by fund and by share class, according to Rule 12b-1 plans adopted by the funds. The sales charges and 12b- 1 fees paid by investors are detailed in the fund-by-fund information. The portions of these expenses that are reallowed to financial services firms are shown on the next page.

Distribution fees may be used to pay for sales compensation to financial services firms, marketing and overhead expenses and, for Class B shares, interest expenses.

--------------------------------------------------------------------------------
CLASS B UNREIMBURSED DISTRIBUTION EXPENSES(1)
--------------------------------------------------------------------------------

                                   UNREIMBURSED               AS A % OF
FUND                               EXPENSES                   NET ASSETS
California Tax-Free Income         $3,990,001                 4.84%
High Yield Tax-Free                $6,664,822                 4.32%
Massachusetts Tax-Free Income      N/A                        N/A
New York Tax-Free Income           N/A                        N/A
Tax-Free Bond                      $3,773,863                 4.84%

(1) As of the most recent fiscal year end covered by each fund's financial highlights. These expenses may be carried forward indefinitely.

INITIAL COMPENSATION Whenever you make an investment in a fund or funds, the financial services firm receives either a reallowance from the initial sales charge or a commission, as described below. The firm also receives the first year's service fee at this time.

ANNUAL COMPENSATION Beginning with the second year after an investment is made, the financial services firm receives an annual service fee of 0.25% of its total eligible net assets. This fee is paid quarterly in arrears.

Financial services firms selling large amounts of fund shares may receive extra compensation. This compensation, which John Hancock Funds pays out of its own resources, may include asset retention fees as well as reimbursement for marketing expenses.

22 FUND DETAILS

----------------------------------------------------------------------------------------------------------------------------
CLASS A INVESTMENTS
----------------------------------------------------------------------------------------------------------------------------

                                                           MAXIMUM
                              SALES CHARGE                 REALLOWANCE            FIRST YEAR                  MAXIMUM
                              PAID BY INVESTORS            OR COMMISSION          SERVICE FEE                 TOTAL COMPENSATION(1)
                              (% of offering price)        (% of offering price)  (% of net investment)       (% of offering price)
                              ---------------------        ---------------------  ---------------------       ---------------------
Up to $99,999                 4.50%                         3.76%                  0.25%                      4.00%
$100,000 - $249,999           3.75%                         3.01%                  0.25%                      3.25%
$250,000 - $499,999           3.00%                         2.26%                  0.25%                      2.50%
$500,000 - $999,999           2.00%                         1.51%                  0.25%                      1.75%


REGULAR INVESTMENTS OF
$1 MILLION OR MORE
First $1M - $4,999,999        --                           0.75%                   0.25%                      1.00%
Next $1 - $5M above that      --                           0.25%                   0.25%                      0.50%
Next $1 and more above that   --                           0.00%                   0.25%                      0.25%


WAIVER INVESTMENTS(2)         --                           0.00%                   0.25%                      0.25%

------------------------------------------------------------------------------------------------------------------------------------
CLASS B INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                            MAXIMUM
                                                            REALLOWANCE            FIRST YEAR                 MAXIMUM
                                                            OR COMMISSION          SERVICE FEE                TOTAL COMPENSATION
                                                            (% of offering price)  (% of net investment)      (% of offering price)
                                                            ---------------------  ---------------------      ---------------------
All amounts                                                 3.75%                  0.25%                      4.00%

(1) Reallowance/commission percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition.
(2) Refers to any investments made by municipalities, financial institutions, trusts and affinity group members that take advantage of the sales charge waivers described earlier in this prospectus.

CDSC revenues collected by John Hancock Funds may be used to pay commissions when there is no initial sales charge.

                                                                 FUND DETAILS 23

--------------------------------------------------------------------------------
MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of each fund's risk profile in the fund-by-fund information.

The funds are permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that a fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following page are brief descriptions of these securities and practices, along with the risks associated with them. The funds follow certain policies that may reduce these risks.

As with any bond fund, there is no guarantee that a John Hancock tax-free income fund will earn income or show a positive return over any period of time -- days, months or years.

--------------------------------------------------------------------------------
TYPES OF INVESTMENT RISK

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.

INFORMATION RISK The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

LEVERAGE RISK Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value.

- Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
- Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

MANAGEMENT RISK The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK The risk of losses attributable to natural disasters, such as earthquakes and similar events.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK The risk of losses attributable to government or political actions of any sort.

VALUATION RISK The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

24  FUND DETAILS

-----------------------------------------------------------------------------------------------------------------------------------
HIGHER-RISK SECURITIES AND PRACTICES
-----------------------------------------------------------------------------------------------------------------------------------

This table shows each fund's investment      CALIFORNIA TAX-     HIGH YIELD      MASSACHUSETTS TAX-      NEW YORK TAX-     TAX-FREE
limitations as a percentage of portfolio       FREE INCOME        TAX-FREE          FREE INCOME           FREE INCOME        BOND
assets. In each case the principal types     ---------------     ----------      ------------------      -------------     --------
of risk are listed (see previous page
for definitions). Numbers in this table
show allowable usage only; for actual
usage, consult the fund's
annual/semi-annual reports.

10 Percent of total assets (italic type)
10 Percent of net assets (roman type)
+  No policy limitation on usage; fund
   may be using currently
*  Permitted, but has not typically been
   used
-- Not permitted

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES                         CALIFORNIA TAX-     HIGH YIELD      MASSACHUSETTS TAX-      NEW YORK TAX-     TAX-FREE
                                               FREE INCOME        TAX-FREE          FREE INCOME           FREE INCOME        BOND
BORROWING; REVERSE REPURCHASE AGREEMENTS     ---------------     ----------      ------------------      -------------     --------
The borrowing of money from banks or
through reverse repurchase agreements.
Leverage, credit risks.                             15              33.3(1)             33.3                   33.3            15

REPURCHASE AGREEMENTS The purchase of a
security that must later be sold back to
the issuer at the same price plus
interest. Credit risk.                               +                +                   +                      +              +

SECURITIES LENDING The lending of
securities to financial institutions,
which provide cash or government
securities as collateral. Credit risk.
                                                   33.3               --                33.3                    33.3          33.3

SHORT-TERM TRADING Selling a security
soon after purchase. A portfolio
engaging in short-term trading will have
higher turnover and transaction
expenses. Market risk.                               +                +                   +                      +              +

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS The purchase or sale of
securities for delivery at a future
date; market value may change before
delivery. Market, opportunity, leverage
risks.                                               +                +                   +                      +              +

CONVENTIONAL SECURITIES

NON-INVESTMENT-GRADE DEBT SECURITIES
Debt securities rated below BBB/Baa are
considered junk bonds. Credit, market,
interest rate, liquidity, valuation,
information risks.                                   20               85                33.3                   33.3             35

PRIVATE ACTIVITY BONDS Municipal debt
obligations that are backed primarily by
revenues from non-governmental entities.
Credit, information, interest rate,
political, natural event risks.                      +                +                   +                      +              +


RESTRICTED AND ILLIQUID SECURITIES
Securities not traded on the open
market. May include illiquid Rule 144A
securities. Liquidity, valuation, market
risks.                                               10               10                  15                     15             10

-----------------------------------------------------------------------------------------------------------------------------------
UNLEVERAGED DERIVATIVE SECURITIES

PARTICIPATION INTERESTS Securities
representing an interest in another
security, often a municipal lease
obligation (MLO). MLOs are not backed by
the full faith and credit of the issuing
municipality. Credit, information,
interest rate, liquidity, valuation
risks.                                               +                +                   +                      +              +

-----------------------------------------------------------------------------------------------------------------------------------
LEVERAGED DERIVATIVE SECURITIES

FINANCIAL FUTURES AND OPTIONS;
SECURITIES AND INDEX OPTIONS Contracts
involving the right or obligation to
deliver or receive assets or money
depending on the performance of one or
more assets or an economic index.

- Futures and related options. Interest
  rate, market, hedged or speculative
  leverage, correlation, liquidity,
  opportunity risks.                                 +                +                   +                      +              +
- Options on securities and indices.
  Interest rate, market, hedged or
  speculative leverage, correlation,
  liquidity, credit, opportunity risks.              *                *                   *                      *              *

STRUCTURED SECURITIES Leveraged and/or
indexed debt securities, including
principal-only and interest-only
securities, leveraged floating rate
securities and others. These securities
tend to be highly sensitive to interest
rate movements and their performance may
not correlate to such movements in a
conventional fashion. Credit, interest
rate, market, speculative leverage,
liquidity, valuation risks.                          +                +                   +                      +              +

SWAPS, CAPS, FLOORS, COLLARS OTC
contracts involving the right or
obligation to receive or make payments
based on two different income streams.
Correlation, credit, currency, interest
rate, hedged or speculative leverage,
liquidity, valuation risks.                          *                *                   *                       *              *

(1) Applies to reverse repurchase agreements. Other borrowings are limited to 15% of total assets.

                                                                 FUND DETAILS 25

ANALYSIS OF FUNDS WITH 5% OR MORE IN JUNK BONDS(1)

QUALITY RATING
(S&P/MOODY'S)(2)         HIGH YIELD TAX-FREE FUND        TAX-FREE BOND FUND
----------------         ------------------------        ------------------

INVESTMENT-GRADE BONDS
AAA/Aaa                           5.4%                       24.5%

AA/Aa                             0.0%                        6.1%

A/A                               3.6%                       18.2%

BBB/Baa                          32.8%                       38.2%
----------------------------------------------------------------------------
JUNK BONDS
BB/Ba                            51.5%                       11.9%

B/B                               6.7%                        1.1%

CCC/Caa                           0.0%                        0.0%

CC/Ca                             0.0%                        0.0%

C/C                               0.0%                        0.0%

% OF PORTFOLIO IN BONDS         100.0                       100.0

[  ] Rated by Standard & Poor's or Moody's [ ] Rated by the adviser

(1)  Data as of fund's last fiscal year end.

(2) In cases where the S&P and Moody's ratings for a given bond issue do not agree, the issue has been counted in the higher category.

26 FUND DETAILS

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:

ANNUAL/SEMI-ANNUAL
REPORT TO SHAREHOLDERS
Includes financial statements, detailed
performance information, portfolio
holdings, a statement from portfolio
management and the auditor's report.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI contains more detailed
information on all aspects of the funds.
The current annual/ semi-annual report
is included in the SAI.

A current SAI has been filed with the
Securities and Exchange Commission and
is incorporated by reference (is legally a part of this prospectus).

To request a free copy of the current
annual/semi-annual report or SAI, please write or call:

John Hancock Signature Services, Inc.
P.O. Box 9116
Boston, MA 02205-9116
Telephone: 1-800-225-5291
EASI-Line: 1-800-338-8080
TDD: 1-800-544-6713

[JOHN HANCOCK LOGO]
A Global Investment Management Firm

101 Huntington Avenue
Boston, Massachusetts 02199-7603

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                           CLASS A AND CLASS B SHARES

                       Statement Of Additional Information

                                 January 1, 1997

         This Statement of Additional Information provides information about John Hancock California Tax-Free Income Fund (the "Fund"), a diversified open-end investment company, in addition to the information that is contained in the combined Tax-Free Income Funds' Prospectus (the "Prospectus").

         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116
                                 1-800-225-5291

                                TABLE OF CONTENTS

Organization of the Fund..................................................2
Investment Objective and Policies.........................................2
Investment Restrictions..................................................22
Those Responsible for Management.........................................24
Investment Advisory and other Services...................................34
Distribution Contracts...................................................36
Initial Sales Charge on Class A Shares...................................38
Deferred Sales Charge on Class B Shares..................................40
Net Asset Value..........................................................43
Special Redemptions......................................................44
Additional Services and Programs.........................................44
Description of the Fund's Shares.........................................45
Tax Status...............................................................47
Calculation of Performance...............................................53
Brokerage Allocation.....................................................55
Transfer Agent Services..................................................57
Custody of Portfolio.....................................................57
Independent Auditors.....................................................57
Appendix A...............................................................A-1
Financial Statements.....................................................F-1

ORGANIZATION OF THE FUND

         The Fund is a diversified open-end management investment company organized as a business trust under the laws of The Commonwealth of
Massachusetts pursuant to a Declaration of Trust dated July 1, 1996. Prior to the approval of John Hancock Advisers, Inc. (the "Adviser"), the Fund's adviser effective December 22, 1994, the Fund was known as Transamerica California Tax-Free Income Fund. The Adviser is an indirect wholly owned subsidiary of John Hancock Mutual Life Insurance Company (the "Life Company"), a Massachusetts life insurance company chartered in 1862, with national headquarters at John Hancock Place, Boston, Massachusetts.

INVESTMENT OBJECTIVE AND POLICIES

         Investment Objective. The Fund's investment objective is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital. This objective may not be changed without a vote of shareholders.

         As a fundamental investment policy, the Fund normally invests substantially all of its assets (at least 80%) in the following debt obligations issued by or on behalf of the State of California, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and obligations issued by other governmental entities (for example, certain U.S. territories or possessions) the interest on which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes (collectively referred to as "California Tax Exempt Securities") subject to the following quality standards at the time of purchase:

         (1) Bonds must be rated at least BB/Ba by a nationally recognized statistical rating organization or, if unrated, be of equivalent quality. Not more than 20% of the fund's total assets will be invested in bonds rated BB or Ba and no more than 25% of its total assets to be invested in unrated debt obligations.

         (2) Other types of California Tax Exempt Securities, including variable and floating rate obligations rated within the categories set forth above for bonds, notes or commercial paper or, if unrated, are determined to be of comparable quality in the opinion of the Adviser.

         For a description of the tax exempt ratings described above, See Appendix A attached to this Statement of Additional Information.

         Bonds rated BBB or BB by S&P or Fitch, or Baa or Ba by Moody's, are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. In addition, because the ratings and quality limitations on the Fund's investments apply at the time of purchase, a subsequent change in the rating or quality of a security held by the Fund would not require the Fund to sell the security. The Adviser will purchase bonds rated BBB or BB or Baa or Ba where, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB or BB or Baa or Ba, and will dispose of these bonds as determined to be necessary to assure that the Fund's overall portfolio is constituted in a manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in bonds rated BBB or BB or Baa or Ba will emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

         The Fund may invest in any combination of California Tax Exempt Securities; however, it is expected that during normal investment conditions, a substantial portion of the Fund's assets will be invested in municipal bonds (without regard to maturities) and other longer-term obligations. When determined to be appropriate, based upon market conditions, a substantial portion of the Fund's holdings of California Tax Exempt Securities will consist of notes and commercial paper and other shorter-term obligations. The Fund may invest up to 20% of its total assets in "private activity bonds" (meeting the quality standards noted above), the interest on which may constitute a preference item for purposes of determining the alternative minimum tax.

         As a fundamental investment policy, the Fund invests at least 80% of its total assets in California Tax Exempt Securities (except during adverse market conditions) for liquidity and flexibility, the fund may place up to 20% of total assets in taxable and tax-free investment grade short-term securities. For defensive purposes, it may invest more assets in these securities. The income from some short-term investments may be subject to California and/or federal income taxes. As a result, distributions of the fund which are attributable to income from these investments will be subject to California and/or federal income taxes. At the end of each quarter of its taxable year, these investments can not exceed 50% of the Fund's total assets. The Fund will not be pursuing its objective of obtaining tax- exempt income to the extent it invests in taxable securities. There can be no assurance that the Fund will achieve its investment objective.

         Description of Tax-Exempt Securities. In seeking to achieve its investment objective, the Fund invests in a variety of Tax-Exempt Securities. "Tax Exempt Securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes and (in the case of California Tax Exempt Securities) exempt from California personal income taxes. See "Tax Status" below. These securities consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

         The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. These guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

         Municipal Bonds. Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is excluded from gross income for federal income tax purposes.

         The interest on bonds issued to finance essential state and local government operations is fully tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on certain nonessential or private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a tax preference item for taxpayers in determining their alternative minimum tax: as a result, the Fund's distributions attributable to such interest also constitute tax preference items. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds.

         Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such Notes include tax, bond and revenue anticipation notes and project notes.

         Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions. The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue.

         Variable or Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. Variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their values from the performance of an underlying asset, index or other benchmark. See "Derivative Instruments" below. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that such instruments are not readily marketable, as determined by the Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 10% investment restriction on investment in non-readily marketable securities.

         Participation Interests. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests that are determined to be not readily marketable will be considered as such for purposes of the Fund's 10% investment restriction on investment in non-readily marketable illiquid securities. The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each Certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COP's constitute a majority of new municipal financing issues. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 10% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

         Callable Bonds. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

         Special Considerations relating to California Tax-Exempt Securities. Since the Fund concentrates its investments in California Tax-Exempt Securities, the Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.

         General. In the early 1990's, California experienced a prolonged recession coupled with deteriorating fiscal and budget conditions. The state also contended with natural disasters including fires, a prolonged drought and a major earthquake in the Los Angeles area (January 1994), rapidly growing population, and increasing social service requirements. Over the past years, the economy has begun to show signs of renewed economic growth, albeit at a modest pace. However, it is unlikely that the California economy will stage a major turnaround or expand at rates equal to the mid-1980's. Economic growth in the 1990's is likely to occur at a more subdued rate than in the 1980's.

         In 1995, the California economy continued the recovery started a year earlier. After four consecutive years of on-going job losses, company relocations out of state, and at times, unemployment rates in excess of 9%, the State has registered two consecutive years of job growth and declining unemployment rates. During 1994 and throughout most of 1995, California posted non-farm employment gains of 1.3% and 2.3%. Sectors exhibiting employment growth have been the construction and related manufacturing, wholesale, and retail trade industries, transportation and recreation, business, and management consulting. This period has also seen personal income growth exceeding 3% annually, increasing retail sales, and increased international trade, particularly manufactured goods. Over the next two years, non-farm employment is projected to annually expand at rates above 2% . These trends are expected to continue and allow the State's recovery to gain momentum over the next two years. Over the next two years, growth in employment and personal income is forecast to outpace the growth of the national economy. Any setbacks to this recovery or future breakdowns in fiscal discipline could lead to additional budgetary pressures on State and local governments.

         The prolonged recession has seriously impacted California tax revenues and produced the need for additional expenditures on health and welfare services. Since the late 1980's, the State's Administrations have recognized that its budget problems stem in part from a structural imbalance. The largest General Fund programs -- K-12 schools and community colleges, health and welfare, and corrections -- have been increasing faster than the revenue base, driven by the State's rapid population growth. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

         The principal sources of the State's General Fund revenues are the California personal income tax (44% of total revenues) sales and use tax (34%) and bank and corporation taxes (13%). The State maintains a Special Fund for Economic Uncertainties (the "SFEU") derived from General Fund revenues as a reserve to meet cash needs of the General Fund but which is required to be replenished as soon as sufficient revenues are available. Because of the recession, the SFEU has not carried a positive balance since 1991; in FY 96-97, the Legislature has appropriated $305 million to the Fund the SFEU.

         Orange County, California emerged from under court supervision in June 1996, after filing for protection under Chapter 9 of the Federal Bankruptcy Code in December 1994. This fiscal crisis caused the County to default on note obligations and involved it in numerous legal proceedings which could continue over the next several years. The aftermath still continues in fiscal year 1997 with the County having reduced staff, reorganized departments, cut discretionary spending and services, initiated a program to increase solid waste revenues and issued recovery notes to meet cashflow needs and begin repaying Investment Pool participants. Failure by the voters to approve a one-half cent increase in the County Sales Tax prompted the County to cut additional services and examine alternative plans for meeting the County's obligations. Local Orange County governments have also had to adjust budgets and reduce spending in some instances to compensate for their investment pool losses and County service costs. A Recovery Plan which includes the diversion of public transit revenues to the General Fund was adopted by the County and approved by the State Legislature in the fall of 1995. The final form of the Recovery plan was approved in June 1996, and calls for the County to pay for investment losses to the investment pool participants (approximately 23% of their principal investments in the pool) over 15 years. Some repayment is contingent upon the outcome of litigation filed by the County against brokerage firms and professional advisers. The remainder was raised from bond financing. The final bond financing of the Recovery Plan was completed in June, allowing the County to emerge from bankruptcy on June 12, 1996.

         The County of Los Angeles entered fiscal year 1996 with a projected budget shortfall of $1.2 billion. After several years of closing prospective gaps through deficit financing and the use of non-recurring revenues, significant concern exists over the ability of the County to meet this challenge. Even after the infusion of Federal aid for health care, the County was still required to close clinic offices, cut expenditures and significantly reduce staff. It is anticipated that the County may have to enact additional cuts during the year and endorse a similar program to balance the fiscal year 1997 budget. The recovery plan approved by the State Legislature would allow the County to divert transit revenues to the General Fund. Concerns over the longer term effects of the current imbalance caused Moody's and S&P to downgrade various securities of the County. The General Obligation debt of the County was lowered from A1 to A and from A+ to A- by Moody's and S&P, respectively.

         The State of California has no existing obligation with respect to any obligations or securities of the Counties or other local entities. State legislation passed to facilitate the recovery plans for Orange County and Los Angeles County permits the counties to transfer funds designated for specific purposes to general purposes funds but does not commit any state funds to resolving these situations. However, the state may be obligated to intervene to ensure that school districts have sufficient funds to operate or maintain certain county-administered State programs.

         Recent Budgets. The State failed to enact its 1992-93 budget by July 1, 1992. Starting on July 1, 1992, the Controller was required to issue "registered warrants" in lieu of normal warrants backed by cash to pay many State obligations. Available cash was used to pay constitutionally mandated and priority obligations. Between July 1 and September 3, 1992, the Controller issued an aggregate of approximately $3.8 billion of registered warrants all of which were called for redemption by September 4, 1992 following enactment of the 1992-93 Budget Act and issuance by the State of short-term notes.

         The 1992-93 Budget Act, when finally adopted, was projected to eliminate the State's accumulated deficit, with additional expenditure cuts and a $1.3 billion transfer of State education funding costs to local governments by shifting local property taxes to school districts. However, the recession continued, forcing the State to continue to carry its $2.8 billion budget deficit as of June 30, 1993.

         The 1993-94 Budget Act also relied on expenditure cuts and an additional $2.6 billion transfer of costs to local government, particularly counties. A major feature of the budget was a two-year plan to eliminate the accumulated deficit by borrowing into the 1994-95 fiscal year. With the recession continuing longer than expected, revenues only exceeded expenditures by about $500 million. However, this was the first operating surplus in four years and reduced the accumulated deficit to $2.0 billion, after taking into account certain other accounting reserves.

         The 1994-95 Budget Act was passed on July 8, 1994, and provided for an estimated $41.9 billion of General Fund revenues, and $40.9 billion of expenditures. The budget assumed receipt of about $750 million of new federal assistance for the costs of undocumented immigrants, as well as a plan to defer retirement of $1 billion of the accumulated budget deficit until the 1995-96 fiscal year. The Federal government has apparently budgeted only $33 million of this immigration aid. However, this shortfall is expected to be almost fully offset by higher than projected revenues, and lower than projected caseload growth as the economy improves.

         Because of the accumulated budget deficit over the past several years, the payment of certain unbudgeted expenditures to schools to maintain constant per-pupil aid levels, and a reduction of the level of available internal borrowing, the State's cash resources have been significantly depleted. This has required the State to rely on a series of external borrowings for the past several years to pay its normal expenses, including borrowings which have gone past the end of the fiscal year. In February 1994, the State borrowed $3.2 billion, maturing by December 1994. In July 1994, the State borrowed a total of $7.0 billion to meet its cash flow requirements for the 1994-95 fiscal year and to fund part of its deficit into the 1995-96 fiscal year. A total of $4.0 billion of this borrowing matures in April 1996. The State will continue to utilize external borrowing to meet its cash needs to the foreseeable future.

         In order to assure repayment of the $4 billion, 22-month borrowing, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994, when the borrowings were made. This plan places the burden on the legislature to maintain ongoing control over the annual budget, and could exert additional pressure on local governments reliant on appropriated program expenditures. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

         Again in 1995, the State experienced difficulties in obtaining a consensus on the Budget which produced a two-month delay in passage. The enacted FY 1995-96 Budget projects General Fund revenues of $44.1 billion and expenditures of $43.4 billion. Key components built into the budget included the receipt of about $830 million of new Federal aid for undocumented aliens' costs and the successful resolution of litigation concerning previous budget actions. This Budget proposes to eliminate the outstanding deficit including all short-term borrowings and generate a small surplus of $289 million by year end. On October 16, 1995, the State Controller indicated that the cash position of the General Fund exceeded requirements for enacting the Trigger Law. Initial results show that the major tax sources (Income, Sales and Corporation Taxes) of the state are exceeding projections by $440 million. The tax revenue growth provides some evidence of the breadth of California's economic rebound and offsets some reductions in anticipated Federal aid during 1995. Attainment of FY 1995-96 Budget projections hinge on the continuation of the economic recovery into 1996 and the maintenance of fiscal discipline by the state.

         The FY 1996-97 budget was signed on July 15, 1996, and calls for General Fund expenditures of $47.25 billion against expected revenues of $47.64 billion, a general increase of 4% over FY 1995-96. Specific features of the proposal include additional investments in infrastructure, educational technology and programs, reductions in welfare expenditures and renter tax credits. Following enactment of the 1996-97 Budget, a federal welfare reform act, the "Personal Responsibility and Work Opportunity Act" was signed into law. The Law includes lifetime limits on certain welfare assistance, denial of benefits to illegal immigrants, a reduction in benefits to certain legal noncitizens and changes in the Food Stamp program, including lower benefits and a work requirement. The Law requires states to implement the program not later than 7/1/97, and provides CA approximately $3.7 billion in block grant funds for FY 96-97. CA plans to implement the Law effective 1/1/97, however, since the federal law did not include all the changes anticipated by CA when the state budget was signed into effect, the State anticipates that it will realize only $360 million of the $600 million in welfare reductions originally anticipated. An overall assessment of the effect of these changes on the State's General Fund will not be known for some time, and will depend on how the State implements the Law.

         Rating Agencies. The ongoing structural imbalances, and sluggish recovery of the California economy have placed the State under ongoing scrutiny from the municipal credit rating agencies. However, recent actions by the rating agencies have been more positive. In July, 1996 S&P upgraded the States general obligation ratings to an A+ from an A.

         Constitutional Considerations. Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations.

         In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes.

         Article XIII B of the California Constitution (the "Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979,
Article XIII B was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds which include tax revenues and certain other funds. Excluded from the Appropriation Limits are prior (pre 1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

         On November 8, 1988, California voters approved Proposition 98, a combined initiative constitutional amendment and statute called "the Classroom Instruction Improvement and Accountability Act." This amendment changed school funding below the University level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Article III B limit to K-14 schools.

         As amended by Proposition 111, the Appropriation Limit recalculated annually by taking the actual Fiscal Year 1986-1987 limit and applying the Proposition 111 cost of living and population adjustments as if that limit had been in effect. The Appropriations Limit is tested over consecutive two-year periods under this amendment. Any excess "proceeds of taxes" received over such two-year period above the Appropriation Limits for the two-year period is divided equally between transfers to K-14 and taxpayers.

         Throughout the next few fiscal years, the State's financial difficulties are expected to remain serious. As more operational and fiscal responsibilities are shifted to local governments, there will be additional pressure exerted upon local governments, especially counties and school districts which rely upon State aid.

         During the recent recession, original Prop. 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded by designated the "extra" payments as a "loan" from future years. In July, 1996, a lawsuit that challenged the validity of these loans was settled. It requires that the State and schools share in the repayment of these loans with repayments spread over an eight year period to mitigate any adverse fiscal impact.

         Certain debt obligations held by the Fund may be payable solely from lease payments on real property leased to the State, counties, cities or various public entities structured in such a way as to not constitute a debt to the leasing entity. To ensure that a debt is not technically created, California law requires that the lessor can proportionally reduce its lease payments equal to its loss of beneficial use and occupancy. Moreover, the lessor does not agree to pay lease payments beyond the current period; it only agrees to include lease payments in its annual budget every year. In the event of a default, the only remedy available against the lessor is that of reletting the property or suing annually for the rents due; no acceleration of lease payments is permitted.

         The Fund also holds debt obligations payable solely from the revenues of health care institutions. Certain provisions under California state law may adversely affect these revenues and, consequently, payment of those debt obligations.

         The Federally sponsored Medicaid program for health care services to eligible welfare recipients is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for impatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per-diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges.

         Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most of such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office has the option of either continuing to meet debt service obligations or foreclosing the mortgage and requesting the State Treasurer to issue debentures payable from a reserve fund established under the insurance fund or payable from appropriated state funds.

         Security for certain debt obligations held by the Fund may be in form of a mortgage or deed of trust on real property. California has statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Principally, the provisions establish conditions governing the limits of a creditor's right to a deficiency judgment. In the case of a default, the creditor's rights under the mortgage or deed of trust are subject to constraints imposed by California real property law upon transfers of title to real property by private power of sale. These laws require that the loan must have been in arrears for at least seven months before foreclosure proceedings can begin. Under California's anti-deficiency legislation, there is no personal recourse against a mortgagor of single-family residence regardless of whether the creditor chooses judicial or non-judicial foreclosure. These disruptions could disrupt the stream of revenues available to the issuer for paying debt service.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment changes on such mortgage loans may be imposed only with respect to voluntary payments made during the first five years of the mortgage loan, and cannot in any event exceed six months, advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to the issuer for debt service on these outstanding debt obligations.

         Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

         The January 1994 major earthquake in greater Los Angeles (Northridge) was estimated to have resulted in up to $20 billion in property damage.
Significant damage was incurred by public and private facilities in four counties. Los Angeles, Ventura, Orange and San Bernadino Counties were declared

State and Federal disasters. The Federal government approved a total of $9.5 billion in earthquake relief funds for assistance to homeowners and small businesses, as well as repair of damaged public facilities.

         As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Adviser, it is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations.

         Legislation limiting taxation and spending may, however, affect the creditworthiness of state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its net asset value, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

         When-Issued and Forward Commitment Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

         When  the  Fund   engages  in  forward   commitment   and   when-issued
transactions, it relies on the seller or the buyer, as the case may be, to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may recognize a taxable gain or a loss.

         On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

         Repurchase  Agreements.  The Fund may enter into repurchase  agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund would buy a security for a relatively short period (generally not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

         The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income, decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

         Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain with the Fund's custodian a separate account consisting of highly liquid, marketable securities in an amount at lease equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

         Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions for the purpose of realizing additional (taxable) income if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

         Options on Securities and Securities Indices. The Fund may purchase and write (sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

         Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

         All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

         The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

         Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

         The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

         The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

         The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the

Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

         Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

         Hedging Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

         If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

         When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

         Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions solely for bona fide hedging purposes as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

         The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

         Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

         While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

         Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and securities indices. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses

         Derivative Instruments. The Fund may purchase or enter into derivative instruments to enhance return, to hedge against fluctuations in interest rates or securities prices, to change the duration of the Fund's fixed income portfolio or as a substitute for the purchase or sale of securities. The Fund's investments in derivative securities may include certain floating rate and indexed securities. The Fund's transactions in derivative contracts may include the purchase or sale of futures contracts on securities or indices; options on futures contracts; and options on securities or indices and forward commitments to purchase or sell securities.

         All of the Fund's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in interest rates or securities prices. The loss on derivative contracts may exceed the Fund's initial investment in these contracts. In addition, the Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Fund.

         Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. However, the Fund will not invest more than 10% of its net assets in illiquid investments, which include repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities. However, if the Trustees determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, then such securities may be purchased without regard to the 10% limit. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

         The Fund may acquire other restricted securities including securities for which market quotations are not readily available. These securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair market value as determined in good faith by the Fund's Trustees.

         To the extent that the Fund's holdings of participation interests, COPs and inverse floaters are determined to be illiquid, such holdings will be subject to the 10% restriction on illiquid investments.

         Short Term Trading and Portfolio Turnover. Short-Term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. Short-Term trading may have the effect of increasing portfolio turnover and may increase net short-term capital gains, distributions from which would be taxable to shareholders as ordinary income. The Fund's portfolio securities may be changed without regard to the holding period of these securities (subject to certain tax restrictions), when the Adviser deems that this action will help achieve the Fund's objective given a change in an issuer's operations or changes in general market conditions. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses and may make it more difficult for the Fund to qualify as a regulated investment company for federal income tax purposes. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

         Swaps, Caps, Floor and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

         In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

         Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

         Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.


INVESTMENT RESTRICTIONS

         The Fund has adopted certain fundamental investment restrictions upon its investments set forth below which may not be changed without approval by the holders of a majority of the outstanding shares of the Fund. A majority for this purpose means: (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares represented at a meeting where more than 50% of the outstanding shares of the Fund are represented, whichever is less. Under these restrictions, the Fund may not:

         1. Borrow money except from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not purchase any additional securities. Interest paid on borrowings will reduce the Fund's net investment income.

         2.       Pledge,  hypothecate,   mortgage  or  otherwise  encumber  its
                  assets, except in an amount up to 10% of the value of its total assets but only to secure borrowings for temporary or emergency purposes or as may be necessary in connection with maintaining collateral in connection with writing put and call options or making initial margin deposits in connection with the purchase or sale of financial futures, index futures contracts and related options.

         3. With respect to 75% of its total assets, purchase securities (other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities and shares of other investment companies) of any issuer if the purchase would cause immediately thereafter more than 5% of the value of the Fund's total assets to be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer.

         4.       Make  loans  to  others,   except   through  the  purchase  of
                  obligations in which the Fund is authorized to invest, entering in repurchase agreements and lending portfolio securities in an amount not exceeding one third of its total assets.

         5. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 or securities which are not readily marketable if such purchase would cause the Fund to have more than 10% of its net assets invested in such types of securities.

         6. Purchase or retain the securities of any issuer, if those officers and Trustees of the Fund or the Adviser who own beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         7. Write, purchase or sell puts, calls or combinations thereof, except put and call options on debt securities, futures contracts based on debt securities, indices of debt securities and futures contracts based on indices of debt securities, sell securities on margin or make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

         8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         9. Invest more than 25% of its assets in the securities of "issuers" in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or political subdivision thereof. For purposes of this limitation when the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development or pollution control bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity unless all securities issued or guaranteed by the government or other entity owned by the Fund do not exceed 10% of the Fund's total assets.

         10. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, except commodities and commodities contracts which are necessary to enable the Fund to engage in permitted futures and options transactions necessary to implement hedging strategies, or oil and gas interests. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

         11. Invest in common stock or in securities of other investment companies, except that securities of investment companies may be acquired as part of a merger, consolidation or acquisition of assets and units of registered unit investment trusts whose assets consist substantially of tax-exempt securities may be acquired to the extent permitted by Section 12 of the Act or applicable rules.

         12. Invest more than 5% of the value of its total assets in securities of issuers having a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, unless the securities are rated by a nationally recognized rating service.

         13. Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities in a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

         In order to comply with certain state regulatory policies, the Fund has adopted a non-fundamental policy prohibiting the purchase of warrants. The Fund's Trustees have approved the following non-fundamental investment policy pursuant to an order of the SEC: Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

THOSE RESPONSIBLE FOR MANAGEMENT

         The business of the Fund is managed by its Trustees who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and/or Trustees of the Fund are also officers and/or directors of the Adviser or officers and Trustees of the Fund's principal distributor, John Hancock Funds, Inc. ("John Hancock Funds").


                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------
Edward J. Boudreau, Jr. *               Trustee, Chairman and Chief             Chairman and Chief Executive
101 Huntington Avenue                   Executive Officer (1, 2)                Officer, the Adviser and The
Boston, MA  02199                                                               Berkeley Financial Group ("Berkeley
October 1944                                                                    Group"); Chairman, NM Capital
                                                                                Management, Inc. ("NM Capital") and
                                                                                John Hancock Advisers International
                                                                                Limited ("Advisers International");
                                                                                Chairman, Chief Executive Officer
                                                                                and President, John Hancock Funds,
                                                                                Inc. ("John Hancock Funds"), John
                                                                                Hancock Signature Services, Inc.
                                                                                ("Signature Services"), First
                                                                                Signature Bank and Trust Company and
                                                                                Sovereign Asset Management
                                                                                Corporation ("SAMCorp."); Director,
                                                                                John Hancock Freedom Securities
                                                                                Corporation, John Hancock Insurance
                                                                                Agency, Inc. ("Insurance Agency,
                                                                                Inc."), John Hancock Capital
                                                                                Corporation and New England/Canada
                                                                                Business Council; Member, Investment
                                                                                Company Institute Board of
                                                                                Governors; Director, Asia Strategic
                                                                                Growth Fund, Inc.; Trustee, Museum
                                                                                of Science; Vice Chairman and
                                                                                President, the Adviser (until July
                                                                                1992); Chairman, John Hancock
                                                                                Distributors, Inc. (until April,
                                                                                1994).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       25

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James F. Carlin                         Trustee (3)                             Chairman and CEO, Carlin
233 West Central Street                                                         Consolidated, Inc.
Natick, MA 01760                                                                (management/investments); Director,
April 1940                                                                      Arbella Mutual Insurance Company
                                                                                (insurance), Consolidated Group
                                                                                Trust (insurance administration),
                                                                                Carlin Insurance Agency, Inc., West
                                                                                Insurance Agency, Inc. (until May
                                                                                1995) Uno Restaurant Corp.;
                                                                                Chairman, Massachusetts Board of
                                                                                Higher Education (since 1995);
                                                                                Receiver, the City of Chelsea (until
                                                                                August 1992).

William H. Cunningham                   Trustee (3)                             Chancellor, University of Texas
601 Colorado Street                                                             System and former President of the
O'Henry Hall                                                                    University of Texas, Austin, Texas;
Austin, TX 78701                                                                Lee Hage and Joseph D. Jamail
January 1944                                                                    Regents Chair of Free Enterprise;
                                                                                Director, LaQuinta Motor Inns, Inc.
                                                                                (hotel management company);
                                                                                Director, Jefferson-Pilot
                                                                                Corporation (diversified life
                                                                                insurance company) and LBJ
                                                                                Foundation Board (education
                                                                                foundation); Advisory Director,
                                                                                Texas Commerce Bank - Austin.

Charles F. Fretz                        Trustee (3)                             Retired; self employed; Former Vice
RD #5, Box 300B                                                                 President and Director, Towers,
Clothier Springs Road                                                           Perrin, Foster & Crosby, Inc.
Malvern, PA  19355                                                              (international management
June 1928                                                                       consultants) (1952-1985).


-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       26

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Harold R. Hiser, Jr.                    Trustee (3)                             Executive Vice President,
123 Highland Avenue                                                             Schering-Plough Corporation
Short Hill, NJ  07078                                                           (pharmaceuticals) (retired 1996);
October 1931                                                                    Director, ReCapital Corporation
                                                                                (reinsurance) (until 1995).

Anne C. Hodsdon *                       President and Director (1, 2)           President, Chief Operating Officer
101 Huntington Avenue                                                           and Director, the Adviser; Director,
Boston, MA  02199                                                               The Berkeley Group, John Hancock
April 1953                                                                      Funds, Signature Services (since
                                                                                October 1996); Director, Advisers
                                                                                International; Executive Vice
                                                                                President, the Adviser (until
                                                                                December 1994); Senior Vice
                                                                                President, the Adviser (until
                                                                                December 1993).

Charles L. Ladner                       Trustee (3)                             Director, Energy North, Inc. (public
UGI Corporation                                                                 utility holding company) (until
P.O. Box 858                                                                    1992); Senior Vice President of UGI
Valley Forge, PA  19482                                                         Corp. Holding Company Public
February 1938                                                                   Utilities, LPGAS.

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       27

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Leo E. Linbeck, Jr.                     Trustee (3)                             Chairman, President, Chief Executive
3810 W. Alabama                                                                 Officer and Director, Linbeck
Houston, TX 77027                                                               Corporation (a holding company
August 1934                                                                     engaged in various phases of the
                                                                                construction industry and
                                                                                warehousing interests); Former
                                                                                Chairman, Federal Reserve Bank of
                                                                                Dallas (1992, 1993); Chairman of
                                                                                the Board and Chief Executive
                                                                                Officer, Linbeck Construction
                                                                                Corporation; Director, PanEnergy
                                                                                Corporation (a diversified energy
                                                                                company), Daniel Industries, Inc.
                                                                                (manufacturer of gas measuring
                                                                                products and energy related
                                                                                equipment), GeoQuest International
                                                                                Holdings, Inc. (a geophysical
                                                                                consulting firm) (1980-1993);
                                                                                Former Director, Greater Houston
                                                                                Partnership (1980 -1995).

Patricia P. McCarter                    Trustee (3)                             Director and Secretary, The McCarter
1230 Brentford Road                                                             Corp. (machine manufacturer).
Malvern, PA  19355
May 1928

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       28

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

Steven R. Pruchansky                    Trustee (1, 3)                          Director and President, Mast
4327 Enterprise Avenue                                                          Holdings, Inc. (since 1991);
Naples, FL  33942                                                               Director, First Signature Bank &
August 1944                                                                     Trust Company (until August 1991);
                                                                                Director, Mast Realty Trust (until
                                                                                1994); President, Maxwell Building
                                                                                Corp. (until 1991).

Richard S. Scipione *                   Trustee (1)                             General Counsel, John Hancock Life
John Hancock Place                                                              Company; Director, the Adviser,
P.O. Box 111                                                                    Advisers International, John Hancock
Boston, MA  02117                                                               Funds, Signature Services, John
August 1937                                                                     Hancock Distributors, Inc.,
                                                                                Insurance Agency, Inc., John Hancock
                                                                                Subsidiaries, Inc., SAMCorp. and NM
                                                                                Capital; Trustee, The Berkeley
                                                                                Group; Director, JH Networking
                                                                                Insurance Agency, Inc.; Director,
                                                                                John Hancock Property and Casualty
                                                                                Insurance and its affiliates (until
                                                                                November, 1993),

Norman H. Smith                         Trustee (3)                             Lieutenant General, United States
243 Mt. Oriole Lane                                                             Marine Corps; Deputy Chief of Staff
Linden, VA  22642                                                               for Manpower and Reserve Affairs,
March 1933                                                                      Headquarters Marine Corps;
                                                                                Commanding General III Marine
                                                                                Expeditionary Force/3rd Marine
                                                                                Division (retired 1991).

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       29

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

John P. Toolan                          Trustee (3)                             Director, The Smith Barney Muni Bond
13 Chadwell Place                                                               Funds, The Smith Barney Tax-Free
Morristown, NJ  07960                                                           Money Funds, Inc., Vantage Money
September 1930                                                                  Market Funds (mutual funds), The
                                                                                Inefficient-Market Fund, Inc.
                                                                                (closed-end investment company) and
                                                                                Smith Barney Trust Company of
                                                                                Florida; Chairman, Smith Barney
                                                                                Trust Company (retired December,
                                                                                1991); Director, Smith Barney,
                                                                                Inc., Mutual Management Company and
                                                                                Smith Barney Advisers, Inc.
                                                                                (investment advisers) (retired
                                                                                1991); Senior Executive Vice
                                                                                President, Director and member of
                                                                                the Executive Committee, Smith
                                                                                Barney, Harris Upham & Co.,
                                                                                Incorporated (investment bankers)
                                                                                (until 1991).

Robert G. Freedman                      Vice Chairman and Chief Investment     Vice Chairman and Chief Investment
101 Huntington Avenue                   Officer (2)                            Officer, the Adviser; Director, the
Boston, MA  02199                                                              Adviser, Advisers International,
July 1938                                                                      John Hancock Funds, Signature
                                                                               Services, SAMCorp., Insurance
                                                                               Agency, Inc., Southeastern Thrift &
                                                                               Bank Fund and NM Capital; Senior
                                                                               Vice President, The Berkeley Group;
                                                                               President, the Adviser (until
                                                                               December 1994);

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.


                                       30

                                        Positions Held                          Principal Occupations(s)
Name and Address                        With the Company                        During the Past Five Years
----------------                        ----------------                        --------------------------

James B. Little                         Senior Vice President and Chief         Senior Vice President, the Adviser,
101 Huntington Avenue                   Financial Officer                       The Berkeley Group, John Hancock
Boston, MA  02199                                                               Funds and Signature Services.
February 1935
Susan S. Newton                         Vice President and Secretary            Vice President and Assistant
101 Huntington Avenue                                                           Secretary, the Adviser; Vice
Boston, MA  02199                                                               President, John Hancock Funds,
March 1950                                                                      Signature Services; Secretary,
                                                                                SAMCorp; Vice President, The
                                                                                Berkeley Group, John Hancock
                                                                                Distributors, Inc. (until 1994).

John A. Morin                           Vice President                          Vice President and Secretary, the
101 Huntington Avenue                                                           Adviser, The Berkeley Group,
Boston, MA  02199                                                               Signature Services and John Hancock
July 1950                                                                       Funds; Counsel, John Hancock Mutual
                                                                                Life Insurance Company.

James J. Stokowski                      Vice President and Treasurer            Vice President, the Adviser.
101 Huntington Avenue
Boston, MA  02199
November 1946

-------------------
*    Trustee may be deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.
(1)  Member of the Executive Committee. The Executive Committee may generally exercise most of the powers of the Board of Trustees.
(2)  A member of the Investment Committee of the Adviser.
(3)  Member of the Audit Committee and the Administration Committee.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         As of November 29, 1996, the officers and Trustees of the Fund as a group beneficially owned less than 1% of these outstanding shares. As of November 29, 1996, Merrill Lynch Pierce Fenner & Smith, 4800 Deerlake Dr. East, Jacksonville, FL held 1,748,920 shares representing 6.19% of the Fund's outstanding Class A Shares and 815,918 shares representing 10.08% of the Fund's outstanding Class B Shares (such ownership is as nominee only and does not represent beneficial ownership). At such date, no other person owned of record or was known by the Fund to own beneficially as much as 5% of the outstanding shares of the Fund.

         Between December 22, 1994 and December 22, 1996, the Trustees established an Advisory Board to facilitate a smooth transition of management between Transamerica Fund Management Company ("TFMC"), the prior investment adviser, and the Adviser. The members of the Advisory Board were distinct from the Trustees, did not serve the Fund in any other capacity and were persons who had no power to determine what securities were purchased or sold and behalf of the Fund.

         Compensation of the Trustees and Advisory Board. The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent
Trustees and the Advisory Board members for their services. The three non-Independent Trustees, Ms. Hodsdon, Messrs. Boudreau and Scipione and each of the officers of the Fund are interested persons of the Adviser or affiliated companies, are compensated by the Adviser/or affiliated companies and received no compensation from the Fund for their services.

                                                           Total Compensation
                                                         from all Funds in John
                              Aggregate Compensation      Hancock Funds Complex
Trustees                         from the Fund(1)            to Trustees(2)
--------                         ----------------            --------------

James F. Carlin                     $ 3,826                   $ 74,250
William H. Cunningham +               4,050                     74,250
Charles F. Fretz                      3,790                     74,500
Harold R. Hiser, Jr.+                 3,790                     70,250
Charles L. Ladner                     3,790                     74,500
Leo E. Linbeck, Jr.                   5,060                     74,250
Patricia P. McCarter +                3,790                     74,250
Steven R. Pruchansky +                3,869                     77,500
Norman H. Smith +                     3,869                     77,500
John P. Toolan +                      3,776                     74,250
                                    -------                   --------
                    Total:          $39,610                   $745,500

(1)      Compensation for the fiscal year ended August 31, 1996.

(2) The total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of the calendar years ended December 31, 1996. As of such date there were 68 funds in the John Hancock Funds Complex, of which each of these Independent Trustees serve 32.

         All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or trustees of one or more of the other funds for which the Adviser serves as investment adviser.

         As of November 30, 1996, the value of the aggregate accrued deferred compensation from all funds in the John Hancock Funds Complex for Mr. Cunningham was $131,671, for Mr. Hiser was $90,742, for Ms. McCarter was $69,177, for Mr. Smith was $32,582 and for Mr. Toolan was $165,963 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees.

                                                         Total Compensation from
                                                           Certain Funds in John
                          Aggregate Compensation         Hancock Fund Complex to
Advisory Board                from the Fund*                  Advisory Board*
--------------                --------------                  ---------------

R. Trent Campbell                $ 6,228                         $47,000
Mrs. Lloyd Bentsen                 6,244                          47,000
Thomas R. Powers                   6,213                          47,000
Thomas B. McDade                   6,118                          47,000
                                 -------                        --------
                      Total:     $24,803                        $188,000

*As of December 31, 1996.

INVESTMENT ADVISORY AND OTHER SERVICES

         The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603 was organized in 1968 and presently has more than $19 billion in assets under management in its capacity as investment adviser to the Fund and the other mutual funds and publicly traded investment companies in the John Hancock group of funds having a combined total of over 1,080,000 shareholders. The Adviser is an affiliate of the Life Company, one of the most recognized and respected financial institutions in the nation. With total assets under management of $80 billion, the Life Company is one of the 10 largest life insurance companies in the United States, and carries a high rating from Standard & Poor's and A.M. Best's. Founded in 1862, the Life Company has been serving clients for over 130 years.

         The Trust, on behalf of the Fund has entered into an investment management contract with the Adviser. Under the investment management contract, the Adviser provides the Fund with (i) a continuous investment program, consistent with the Fund's stated investment objective and policies, and (ii) supervision of all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent. The Adviser is responsible for the management of the Fund's portfolio assets.

         The Fund bears all costs of its organization and operation, including expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses. For two years, the Fund also paid the fees of the members of the Fund's Advisory Board (described above).

         As provided by the investment management contract, the Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly in arrears, equal on an annual basis to 0.55% of the Fund's average daily net asset value.

         The Adviser may voluntarily and temporarily reduce its advisory fee or make other arrangements to limit the Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose the advisory fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

         Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         Pursuant to the investment management contract, the Adviser is not liable to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the contract.

         Under the investment management contract, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the investment management contract or any extension, renewal or amendment thereof remains in effect. If the Fund's investment management contract is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

         The investment management contract, and the distribution contract discussed below, continue in effect from year to year if approved annually by vote of a majority of the Trustees who are not interested persons of one of the parties to the contract, cast in person at a meeting called for the purpose of voting on such approval, and by either the Trustees or the holders of a majority of the Fund's outstanding voting securities. Each contract automatically terminates upon assignment and may be terminated without penalty on 60 days' notice at the option of either party to the contract or by vote of a majority of the outstanding voting securities of the Fund.

         For the fiscal year ended December 31, 1994 advisory fees payable by the Fund to TFMC, the Fund's former investment adviser, amounted to $1,919,101. For the fiscal year ended December 31, 1995 and for the period ended August 31, 1996, advisory fees payable by the Fund to the Adviser amounted to $1,907,146 and $1,392,170, respectively. However, a portion of such fees were not imposed pursuant to the voluntary fee and expense limitation arrangements then in effect.

         Administrative Services Agreement. The Fund was a party to an administrative services agreement with TFMC (the "Services Agreement"), pursuant to which TFMC performed bookkeeping and accounting services and functions, including preparing and maintaining various accounting books, records and other documents and keeping such general ledgers and portfolio accounts as are reasonably necessary for the operation of the Fund. Other administrative services included communications in response to shareholder inquiries and certain printing expenses of various financial reports. In addition, such staff and office space, facilities and equipment were provided as necessary to provide administrative services to the Fund. The Services Agreement was amended in connection with the appointment of the Adviser as adviser to the Fund to permit services under the Agreement to be provided to the Fund by the Adviser and its affiliates. The Services Agreement was terminated during 1995.

         For the fiscal year ended December 31, 1994, the Fund paid to TFMC (pursuant to the Services Agreement) $158,594, of which $109,540 was paid to TFMC and $49,054, were paid for certain data processing and pricing information services, respectively. No fee relating to the Services Agreement was paid or incurred during the fiscal year 1995.

         Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal year ended August 31, 1996, the Fund paid Adviser $11,694 for services under this agreement.

DISTRIBUTION CONTRACT

The Fund has a Distribution Agreement contract with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares on behalf of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with John Hancock Funds. John Hancock Funds accepts orders for the purchase of the shares of the Fund which are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Class A or Class B shares, John Hancock Funds and Selling Brokers receive compensation in the form of a sales charge imposed, in the case of Class A shares, at the time of sale or, in the case of Class B shares, on a deferred basis. The sales charges are discussed further in the Prospectus.

The Fund's Trustees adopted Distribution Plans with respect to Class A and Class B shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% and 1.00%, respectively, of the Fund's daily net assets attributable to shares of that class. However, the service fee will not exceed 0.15% and 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares, respectively. John Hancock Funds has agreed to limit the payment of expenses under the Fund's Class B Plan to 0.90% of the average daily net assets of its Class B shares. In each case, up to 0.25% is for service expenses and the remaining amount is for distribution expenses. The distribution fee will be used to reimburse John Hancock Funds for their distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Brokers and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses they incur under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B Plan will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B Plan as a liability of the Fund because the Trustees may terminate Class B Plan expenses at any time. For the fiscal year ended August 31, 1996, an aggregate of $3,990,001 of Distribution Expenses or 4.84% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Plans were approved by a majority of the voting securities of the Fund. The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by the vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will, in any event, be effective unless it is approved by a vote of a majority of the Trustees and the Independent Trustees of the Fund. The holders of Class A and Class B shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


                                     Printing and                                        Interest,
                                     Mailing of         Compensation                     Carrying or
                                     Prospectuses to    to Selling       Expenses of     Other Finance
                     Advertising     New Shareholders   Brokers          Distributor     Charges
                     -----------     ----------------   -------          -----------     -------
Class A shares         $26,796         $3,258             $189,189         $ 77,813          - 0 -
Class B shares         $38,202         $5,016             $166,514         $109,049        $190,931

INITIAL SALES CHARGE ON CLASS A SHARES

         The sales charges applicable to purchases of Class A Shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A Shares, the investor is entitled to cumulate current purchases with the greater of the current value (at offering price) of the Class A Shares of the Fund, or if John Hancock Signature Services, Inc. ("Signature Services") is notified by the investor's dealer or the investor at the time of the purchase, the cost of the Class A Shares owned.

         Combined Purchases. In calculating the sales charge applicable to purchases of Class A Shares made at one time, the purchases will be combined if made by (a) an individual, his or her spouse and their children under the age of 21 purchasing securities for his or her own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) certain groups of four or more individuals making use of salary deductions or similar group methods of payment whose funds are combined for the purchase of mutual fund shares. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Broker's.

         Without Sales Charge. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

o Any state, county or any instrumentality, department, authority, or agency of these entities that is prohibited by applicable investment laws from paying a sales charge or commission when it purchases shares of any registered investment management company.
o A bank, trust company, credit union, savings institution or other depository institution, its trust departments or common trust funds if it is purchasing $1 million or more for non-discretionary customers or accounts.
o A Trustee/Director or officer of the Fund; a Director or officer of the Adviser and its affiliates or Selling Brokers; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family
         (spouse, children, grandchildren, mother, father, sister, brother, mother-in-law, father-in-law) of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.
o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into an agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.
o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.
o        A member of an approved affinity group financial services plan.1
o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.
o Existing full service clients of the Life Company who were group annuity contract holders as of September 1, 1994, and participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account, may purchase Class A shares with no initial sales charge. However, if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a CDSC will be imposed at the following rate:

Amount Invested                                              CDSC Rate
---------------                                              ---------
$1 to $4,999,999                                               1.00%
Next $5 million to $9,999,999                                  0.50%
Amounts of $10 million and over                                0.25%

         Accumulation Privilege. Investors (including investors combining purchases) who are already Class A Shareholders may also obtain the benefit of the reduced sales charge by taking into account not only the amount then being invested but also the purchase price or value of the Class A Shares already held by such person.

         Combination Privilege. Reduced sales charges (according to the schedule set forth in the Prospectus) also are available to an investor based on the aggregate amount of his concurrent and prior investments in Class A Shares of the Fund and shares of all other John Hancock funds which carry a sales charge.


------------
1 For investments made under these provisions, John Hancock Funds may make a payment out of its own resources to the Selling Broker in an amount not to exceed 0.25% of the amount invested.

         Letter of Intention. The reduced sales loads are also applicable to investments made over a specified period pursuant to a Letter of Intention ("LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a qualified retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These qualified retirement plans include IRA, SEP, SARSEP, 401(k), 403(b) (including TSA's) and 457 plans. Such an investment (including accumulations and combinations) must aggregate $100,000 or more invested during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period, the sales charge applicable will not be higher than that which would have been applied (including accumulations and combinations) had the LOI been for the amount actually invested.

         The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrow shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional shares and may be terminated at any time.

         Class A shares may also be acquired  without an initial sales charge in
connection  with  certain  liquidation,   merger  or  acquisition   transactions
involving other investment companies or personal holding companies.

DEFERRED SALES CHARGE ON CLASS B SHARES

         Investments in Class B shares are purchased at net asset value per share without the imposition of a sales charge so that the Fund will receive the full amount of the purchase payment.

         Contingent Deferred Sales Charge. Class B Shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B Shares being redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase prices, including Class B Shares derived from reinvestment of dividends or capital gains distributions.

         Class B shares are not available to full-service defined contribution plans administered by Signature Services or the Life Company that had more than 100 eligible employees at the inception of the Fund account.

         The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

         In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six- year CDSC redemption period or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price. However, you cannot redeem appreciation value only in order to avoid a CDSC.

         When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

*        Proceeds of 50 shares redeemed at $12 per share                    $600
*        Minus proceeds of 10 shares not subject to CDSC
         (dividend reinvestment)                                            -120
*        Minus appreciation on remaining shares (40 shares X $2)             -80
                                                                            ----
*        Amount subject to CDSC                                             $400

         Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to select Selling Brokers for selling Class B Shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of the purchase.

         Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B shares and of Class A shares that are subject to a CDSC, unless indicated otherwise, in these circumstances:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $100.
* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.
*        Redemptions due to death or disability.
* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.
* Redemptions of Class B shares made under a periodic withdrawal plan, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

For Retirement Accounts (such as IRA, Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other qualified plans as described in the Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Code.
*        Returns of excess contributions made to these plans.
* Redemptions made to effect distributions to participants or beneficiaries from employer sponsored retirement plans under Section 401(a) of the Code (such as 401(k), Money Purchase Pension Plans and Profit-Sharing Plans).
* Redemptions from certain IRA and retirement plans that purchased shares prior to October 1, 1992 and certain IRA plans that purchased shares prior to May 15, 1995.

Please see matrix for reference.

---------------------------------------------------------------------------------------------------------------------
Type of              401(a) Plan        403(b)              457                IRA, IRA           Non-
Distribution         (401(k), MPP,                                             Rollover           retirement
                     PSP)
---------------------------------------------------------------------------------------------------------------------
Death or             Waived             Waived              Waived             Waived             Waived
Disability
---------------------------------------------------------------------------------------------------------------------
Over 70 1/2          Waived             Waived              Waived             Waived for         12% of account
                                                                               mandatory          value annually in
                                                                               distributions      periodic payments
---------------------------------------------------------------------------------------------------------------------
Between 59 1/2       Waived             Waived              Waived             Waived for Life    12% of account
and 70 1/2                                                                     Expectancy or      value annually in
                                                                               12% of account     periodic payments
                                                                               value annually
                                                                               in periodic
                                                                               payments
---------------------------------------------------------------------------------------------------------------------
Under 59 1/2         Waived             Waived for          Waived for         Waived for         12% of account
                                        annuity payments    annuity payments   annuity payments   value annually in
                                        (72t) or 12% of     (72t) or 12% of    (72t) or 12% of    periodic payments
                                        account value       account value      account value
                                        annually in         annually in        annually in
                                        periodic payments   periodic payments  periodic payments
---------------------------------------------------------------------------------------------------------------------
Loans                Waived             Waived              N/A                N/A                N/A
---------------------------------------------------------------------------------------------------------------------
Termination of       Not Waived         Not Waived          Not Waived         Not Waived         N/A
Plan
---------------------------------------------------------------------------------------------------------------------
Hardships            Waived             Waived              Waived             N/A                N/A
---------------------------------------------------------------------------------------------------------------------
Return of            Waived             Waived              Waived             Waived             N/A
Excess
---------------------------------------------------------------------------------------------------------------------

         If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

NET ASSET VALUE

         For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

         Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

         Short-Term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

         The NAV for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time) by dividing a class's net assets by the number of its shares outstanding.

SPECIAL REDEMPTIONS

         Although it is the Fund's present policy to make payment of redemption proceeds in cash, if the Trustees determine that a material adverse effect would otherwise be experienced by remaining investors, redemption proceeds may be paid in whole or in part by a distribution in kind of securities from the Fund in conformity with rules of the Securities and Exchange Commission, valuing such securities in the same manner they are valued in determining NAV, and selecting the securities in such manner as the Board may deem fair and equitable. If such a distribution occurs, investors receiving securities and selling them before their maturity could receive less than the redemption value of such securities and, in addition, could incur certain transaction costs. Such a redemption is not as liquid as a redemption paid in cash or federal funds. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one account.

ADDITIONAL SERVICES AND PROGRAMS

         Exchange Privilege. As described more fully in the Prospectus, the Fund permits exchanges of shares of any class of the Fund for shares of the same class in any other John Hancock fund offering that class.

         Systematic Withdrawal Plan. As described briefly in the Prospectus, the Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares. Since the redemption price of Fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in recognition of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional Class A or Class B Shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A Shares and the CDSC imposed on redemptions of Class B Shares and because redemptions are taxable events. Therefore, a shareholder should not purchase Fund shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

         Monthly Automatic Accumulation Program ("MAAP"). This program is explained more fully in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions;

         The investments will be drawn on or about the day of the month indicated.

         The privilege of making investments through the Monthly Automatic Accumulation Program may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

         The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the due date of any investment.

         Reinvestment Privilege. A shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock mutual fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A Shares may be reinvested at net asset value without paying a sales charge in Class A Shares of the Fund or in Class A Shares of another John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from that redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares. The Fund may modify or terminate the reinvestment privilege at any time.

         A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "Dividends, Distributions and Tax Status."

DESCRIPTION OF THE FUND'S SHARES

         The Trustees of the Fund are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of one series of shares of the Fund. In addition, the Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B.

         The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to the classes of the Fund. Holders of Class A and Class B shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to Class A and Class B shares will be borne exclusively by that class (ii) Class B shares will pay higher distribution and service fees than Class A shares and (iii) each of Class A and Class B shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structure. Similarly, the net asset value per share may vary depending on whether Class A or Class B shares are purchased.

         In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

         Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

         Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the trust. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefor limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

         In order to avoid conflicts with portfolio trades for the Fund, the Adviser and the Fund have adopted extensive restrictions on personal securities trading by personnel of the Adviser and its affiliates. Some of these restrictions are: pre-clearance for all personal trades and a ban on the purchase of initial public offerings, as well as contributions to specified charities of profits on securities held for less than 91 days. These restrictions are a continuation of the basic principle that the interests of the Fund and its shareholders come first.

         A shareholder's account is governed by the laws of The Commonwealth of Massachusetts.

TAX STATUS

Federal Income Taxation

         The Fund has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Code, and intends to continue to so qualify in the future. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on taxable and tax-exempt income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

         The Fund will be subject to a 4% non-deductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

         The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligations was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

         If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" under Section 147(a)(1) with respect to some or all of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt- interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

         Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

         Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions from investment company taxable income and/or net capital gain may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

         Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

         After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

         The amount of the Fund's net short-term and long-term capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

         Upon a redemption of shares of the Fund (including by exercise of the exchange privilege) a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's tax holding period for the shares and subject to the special rules described below. A sales charge paid in purchasing Class A shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Such disregarded load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

         Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

         For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has $7,860,974 of capital loss carryforwards. Of this amount $44,815 expires August 31, 2001, $267,864 expires August 31, 2002 and $5,169,717 expires August 31, 2003 and $2,378,578 expires August 31, 2004.

         Dividends and capital gain distributions from the Fund will not qualify for the dividends-received deduction for corporate shareholders.

         The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market rules applicable to certain options and futures contracts may also require the Fund to recognize gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

         The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

         Limitations imposed by the Code on regulated investment companies like the Fund may restrict the Fund's ability to enter into futures and options transactions.

         Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's gains. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures contracts in order to seek to minimize any potential adverse tax consequences.

         The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Taxation." Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

         Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute for Form W-8 is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

State Taxation

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

         The following discussion assumes that the Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

         Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50 percent of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

         Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

         The Fund will not be  subject  to  California  franchise  or  corporate
income  tax  on  interest  income  or  net  capital  gain   distributed  to  the
shareholders.

         Shares of the Fund will be exempt from local property taxes in California.

         Shares of the Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. California estate and generation skipping taxes are creditable against the corresponding Federal taxes.

         The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

CALCULATION OF PERFORMANCE

         For the 30-day period ended August 31, 1996, the annualized yields of the Fund's Class A Shares and Class B Shares were 5.15% and 4.63%, respectively. As of August 31, 1996, the average annual total returns of the Class A Shares of the Fund for the one and five year periods and since inception on December 29, 1989 were 2.72%, 6.56% and 6.99%, respectively As of August 31, 1996, the average annual returns for the Fund's Class B Shares for the one year period and since inception on December 31, 1991 were 1.87% and 5.99%, respectively. Without taking into account the expense limitation arrangements, the foregoing total return performance would have been lower.

         The Fund advertises yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:


                         Yield = 2([(a - b) + 1] 6 - 1)
                                      ---
                                      cd

Where:

      a=       dividends and interest earned during the period.
      b=       net expenses accrued during the period.
      c=       the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
      d=       the maximum offering price per share on the last day of the period (NAV where applicable).

         The Fund may advertise a tax-equivalent yield, which is computed by dividing that portion of the yield of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent yields for the

Fund's Class A and Class B Shares at the combined maximum federal and California tax rates, which assumes the full deductibility of state income taxes on the federal income tax return, for the 30-day period ended August 31, 1996 were ____% and ____%, respectively.

         The Fund's total return is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


     n _____
T = \ /ERV/P - 1

Where:

P     =        a hypothetical initial investment of $1,000.
T     =        average annual total return
n     =        number of years
ERV   =        ending redeemable value of a hypothetical  $1,000 investment made at the beginning of the 1-year and life-of-fund periods.

         Because each share has its own sales charge and fee structure, the classes have different performance results. In the case of Class A Shares or Class B Shares, this calculation assumes the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. This calculation also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period.

         In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be quoted with or without taking the Fund's maximum sales charge on Class A Shares or the CDSC on Class B Shares into account. Excluding the Fund's sales charge on Class A Shares and the CDSC on Class B Shares from a total return calculation produces a higher total return figure.

         In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. Where, in the case of a tax-exempt obligation with original issue discount, the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based on the market value.

         From time to time, in reports and promotional literature, the Fund's yield and total return will be compared to indices of mutual funds and bank deposit vehicles such as Lipper Analytical Services, Inc.'s "Lipper - Fixed Income Fund Performance Analysis," a monthly publication which tracks net assets, total return, and yield on fixed income mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

         Performance rankings and ratings reported periodically in national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S, etc. will also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta." Beta is a reflection of the market-related risk of the Fund by showing how responsive the fund is to the market.

         The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

         Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser pursuant to recommendations made by an investment committee of the Adviser, which consists of officers and directors of the Adviser and affiliates and officers and Trustees who are interested persons of the Fund. Orders for purchases and sales of securities are placed in a manner which, in the opinion of the officers of the Fund, will offer the best price and market for the execution of each such transaction. Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market makers reflect a "spread." Investments in debt securities are generally traded on a net basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions.

         The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with the foregoing primary policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and other policies that the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

         To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to the Adviser of the Fund, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitments to allocate portfolio transactions upon any prescribed basis. While the Fund's officers will be primarily responsible for the allocation of the Fund's brokerage business, their policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees. For the period ended August 31, 1996 the Fund paid negotiated brokerage commissions of $18,144 and for the fiscal years ended December 31, 1995 and 1994, no negotiated brokerage commissions were paid on portfolio transactions.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that the price is reasonable in light of the services provided and to policies that the Trustees may adopt from time to time. For the period ended August 31, 1996, the Fund did not pay commissions as compensation to any brokers for research services such as industry, economic and company reviews and evaluations of securities.

         The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of John Hancock Distributors, Inc. ("John Hancock Distributors" or Affiliated Broker"). Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through Affiliated Brokers. For the period ended August 31, 1996, the Fund did not execute any portfolio transactions with the Affiliated Brokers.

         Any of the Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the 1940 Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers, except for accounts for which the Affiliated Broker acts as a clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the

1940 Act) of the Fund, the Adviser or the Affiliated Brokers. Because the Adviser, which is affiliated with the Affiliated Brokers, has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills, such research and related skills will not be used by the Affiliated Brokers as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

         Other investment advisory clients advised by the Adviser may also invest in the same securities and the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transaction as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

         John Hancock Signature Services, Inc., P.O. Box 9116, Boston, MA 02205-9116, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays a monthly transfer agent fee of $20 per account for the Class A Shares and $22.50 per account for the Class B Shares, plus out-of-pocket expenses. These expenses are aggregated and charged to the Fund and allocated to each class on the basis of the related net asset values.

CUSTODY OF PORTFOLIO

         Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and Investors Bank & Trust Company, 89 South Street, Boston, Massachusetts 02111. Under the custodian agreement, Investors Bank & Trust Company performs custody, portfolio and fund accounting services.

INDEPENDENT AUDITORS

         Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116, has been selected as the independent auditors of the Fund. The financial statements of the Fund included in the Prospectus and this Statement of Additional Information have been audited by Ernst & Young LLP for the periods indicated in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A

                             TAX EXEMPT BOND RATINGS

         Below is a description of the five ratings that may apply to the Fund's investments in Tax-Exempt Bonds.

Tax-Exempt Bond Ratings

         Moody's describes its five highest ratings for Tax-Exempt Bonds as follows:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

         Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         The five highest ratings of Standard & Poor's for Tax-Exempt Bonds are AAA (Prime), AA (High Grade), A (Good Grade), BBB (Medium Grade) and BB:

         AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

         BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

Fitch describes its ratings for Tax-Exempt Bonds as follows:

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foresee future developments, short-term debt of these issuers is generally rated F-1+.

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified that could assist the obligor in satisfying its debt service requirements.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short-term run. Symbols used will be as follows:

         MIG 1 Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG 2 Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

         MIG 3 Loans bearing this designation are of favorable quality, with all securities elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         Standard & Poor's ratings for state and municipal notes and other short-term loans are designated Standard & Poor's Grade (SP).

         SP-1     Very strong or strong  capacity to pay principal and interest.
                  Those  issues  determined  to  possess   overwhelming   safety
                  characteristics will be given a plus (+) designation.

         SP-2     Satisfactory capacity to pay principal and interest.

         SP-3     Speculative capacity to pay principal and interest.

         Fitch Ratings for short-term debt obligations that are payable on demand or have original maturities of up to three years including commercial paper, certificates of deposits, medium term notes and municipal and investment notes are designated by the following ratings:

         F-1+     Exceptionally  Strong  Credit  Quality.  Issues  assigned this
                  rating  are  regarded  as  having  the  strongest   degree  of
                  assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin for safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                               EQUIVALENT YIELDS:
                    Tax Exempt Versus Taxable Income for 1995

         The table below shows the effect of the tax status of California Tax Exempt Securities on the yield received by their holders under the regular federal income tax and California personal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of California Tax Exempt Securities yielding from 4.0% to 10.0%.

                                                                   IN CALIFORNIA, A TAX-EXEMPT YIELD OF:
                                               ------------------------------------------------------------------------------------
                                  Marginal
                                  Combined
                                 California
                                 and Federal
Single Return     Joint Return    Income Tax
      (Taxable Income)             Bracket*    4.0%        5.0%      6.0%       7.0%           8.0%         9.0%         10.0%
      ----------------             --------    ----        ----      ----       ----           ----         ----         -----
                                                                   IS EQUIVALENT TO A TAXABLE YIELD OF:
   $ -4,831         $ 0-9,662       15.85%     4.75%      5.94%      7.13%      8.32%         9.51%          10.70%      11.88%
   $  4,832-        $   9,663-      16.70%     4.80%      6.00%      7.20%      8.40%         9.60%          10.80%      12.00%
     11,449            22,898
   $ 11,450-        $  22,899-      18.40%     4.90%      6.13%      7.35%      8.58%         9.80%          11.03%      12.25%
     18,068            36,136
   $ 18,069-        $  37,137-      20.10%     5.01%      6.26%      7.51%      8.76%         10.01%         11.26%      12.52%
     23,350            39,000
   $ 23,351         $  39,001-      32.32%     5.91%      7.39%      8.87%      10.34%        11.82%         13.30%      14.78%
     25,083            50,166
   $ 25,084-        $  50,167-      33.76%     6.04%      7.55%      9.06%      10.57%        12.08%         13.59%      15.10%
     31,700            63,400
   $ 31,701-        $  63,401-      34.70%     6.13%      7.66%      9.19%      10.72%        12.25%         13.78%      15.31%
     56,550            94,250
   $ 56,551-        $  94,251-      37.42%     6.39%      7.99%      9.59%      11.19%        12.78%         14.38%      15.98%
    109,936           143,600
   $109,937-              ---       37.90%     6.44%      8.05%      9.66%      11.27%        12.88%         14.49%      16.10%
    117,950
   $    ---         $ 143,601-      41.95%     6.89%      8.61%      10.34%     12.06%        13.78%         15.50%      17.23%
                      219,872
   $117,951-        $ 219,873-      42.40%     6.94%      8.68%      10.42%     12.15%        13.89%         15.63%      17.36%
    219,872           256,500
   $219,873-        $     ---       43.04%     7.02%      8.78%      10.53%     12.29%        14.04%         15.80%      17.56%
    256,500
   $    ---         $ 256,501-      45.64%     7.36%      9.20%      11.04%     12.88%        14.72%         16.56%      18.40%
                      439,744
   $256,501-        $ 439,745-      46.24%     7.44%      9.30%      11.16%     13.02%        14.88%         16.74%      18.60%
     OVER              OVER

----------
* The marginal combined bracket includes the effect of deducting state taxes on your federal tax return.

         The chart is for illustrative purposes only and is not intended to project performance of the Fund.

         While the Fund principally invests in obligations exempt from federal and California state income taxes, a portion of the Fund's distributions may be subject to these taxes or to the alternative minimum tax.

         California state income tax rates and brackets have not yet been set for 1997. This may result in higher or lower actual rates. The above chart is intended for estimation only.

FINANCIAL STATEMENTS

                                     PART C.

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a) The financial statements listed below are included in and incorporated by reference into Part B of the Registration Statement from the California Tax Free Income Fund 1996 Annual Report to Shareholders for the year ended August 31, 1996 (filed electronically on October 24, 1996; file nos. 811-5979 and 33-31675; accession number 0001005477-96-000335).


     John Hancock California Tax Free Income Fund

     Statement of Assets and  Liabilities as of August 31, 1996.
     Statement of Operations of the year ended August 31, 1996.
     Statement of Changes in Net Asset for each of the two years in the period ended August 31, 1996.
     Notes to Financial Statements.
     Financial Highlights for each of the years in the period ended August 31, 1996.
     Schedule of Investments as of August 31, 1996.
     Report of Independent Auditors.

     (b) Exhibits:

     The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 25. Persons Controlled by or under Common Control with Registrant

     No person is directly or indirectly controlled by or under common control with Registrant.

Item 26. Number of Holders of Securities

     As of November 29, 1996, the number of record holders of shares of the Registrant was as follows:

                Title of Class                 Number of Record Holders

                Class A Shares -                        6,987
                Class B Shares -                        2,251

Item 27. Indemnification

     (a) Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article VII of the Registrant's By Laws included as Exhibit 2 herein.

     (b) Under Section 12 of the Distribution Agreement, John Hancock Funds, Inc. ("John Hancock Funds" ) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

     Section 9(a) of the By-Laws of John Hancock Mutual Life Insurance Company "Insurance Company" provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any liability or expense incurred in connection with any matter settled without final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

     Article IX of the respective By-Laws of John Hancock Funds and John Hancock Advisers, Inc.("the Adviser") provide as follows:

"Section 9.01. Indemnity: Any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was at any time since the inception of the Corporation a director, officer, employee or agent of the corporation, or is or was at any time since the inception of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified by the Corporation against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and the liability was not incurred by reason of gross negligence or reckless disregard of the duties involved in the conduct of his office, and expenses in connection therewith may be advanced by the Corporation, all to the full extent authorized by the law."

"Section 9.02. Not Exclusive; Survival of Rights: The indemnification provided by Section 9.01 shall not be deemed exclusive of any other right to which those indemnified may be entitled, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person."

Insofar as indemnification for liabilities under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Declaration of Trust and By-Laws, the Distribution Agreement, the By-Laws of John Hancock Funds, the Adviser, or the Insurance Company or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Advisers

     For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Investment Adviser, reference is made to Forms ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.

Item 29. Principal Underwriters

     (a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Cash Reserve, Inc., John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series, Inc., John Hancock Tax-Free Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Limited Term Government Fund, John Hancock Sovereign Investors Fund, Inc., John Hancock Special Equities Fund, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock Technology Series, Inc., John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, Freedom Investment Trust, Freedom Investment Trust II and John Hancock Investment Trust IV.

     (b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.


       Name and Principal                Positions and Offices               Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------
Edward J. Boudreau, Jr.                President, Chief Executive                   Chairman
101 Huntington Avenue                     Officer and Director
Boston, Massachusetts

Robert H. Watts                         Director, Executive Vice                      None
John Hancock Place                  President and Compliance Officer
P.O. Box 111
Boston, Massachusetts

Robert G. Freedman                              Director                      Vice Chairman, Chief
101 Huntington Avenue                                                          Investment Officer
Boston, Massachusetts

James V. Bowhers                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Stephen M. Blair                        Executive Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

James W. McLaughlin                      Senior Vice President                        None
101 Huntington Avenue                             and
Boston, Massachusetts                   Chief Financial Officer

David A. King                      Senior Vice President and Director                 None
101 Huntington Avenue
Boston, Massachusetts

James B. Little                          Senior Vice President             Senior Vice President and
101 Huntington Avenue                                                       Chief Financial Officer
Boston, Massachusetts


                                      C-4


       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    -------------

William S. Nichols                        Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Anthony P. Petrucci                       Senior Vice President                      None
101 Huntington Avenue
Boston, Massachusetts

Charles H. Womack                         Senior Vice President                      None
6501 Americas Parkway
Albuquerque, New Mexico

John A. Morin                         Vice President and Secretary              Vice President
101 Huntington Avenue
Boston, Massachusetts

Susan S. Newton                              Vice President                   Vice President, and
101 Huntington Avenue                                                              Secretary
Boston, Massachusetts

Keith Harstein                           Senior Vice President                       None
101 Huntington Avenue
Boston, Massachusetts

Griselda Lyman                               Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Karen Walsh                                  Vice President                          None
101 Huntington Avenue
Boston, Massachusetts

Christopher M. Meyer                            Treasurer                            None
101 Huntington Avenue
Boston, Massachusetts

Stephen L. Brown                                Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts


                                      C-5

       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

Thomas E. Moloney                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Jeanne M. Livermore                             Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Richard S. Scipione                             Director                            Trustee
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John Goldsmith                                  Director                             None
One Beacon Street
Boston, Massachusetts

Richard O. Hansen                               Director                             None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

John M. DeCiccio                                Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

David F. D'Alessandro                           Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Foster Aborn                                    Director                              None
John Hancock Place
P.O. Box 111
Boston, Massachusetts

Anne C. Hodsdon                                 Director                            President
101 Huntington Avenue
Boston, Massachusetts


                                      C-6

       Name and Principal                 Positions and Offices              Positions and Offices
        Business Address                    with Underwriter                    with Registrant
        ----------------                    ----------------                    ---------------

William C. Fletcher                             Director                              None
53 State Street
Boston, Massachusetts


     (c) None.

Item 30. Location of Accounts and Records

     Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-1(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 101 Huntington Avenue, Boston Massachusetts 02199-7603. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's Transfer Agent and Custodian.

Item 31. Management Services

     Not applicable.

Item 32. Undertakings

     (a) Not Applicable

     (b) Not Applicable

     (c) The Registrant hereby undertakes to furnish each person to whom a prospectus with respect to a series of the Registrant is delivered with a copy of the latest annual report to shareholders with respect to that series upon request and without charge.

     (d) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940, as amended which relates to the assistance to be rendered to shareholders by the Trustees of the Registrant in calling a meeting of shareholders for the purpose of voting upon the question of the removal of a trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities And Exchange Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 20th day of December, 1996.

                                    JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND


                                            By:               *
                                            Edward J. Boudreau, Jr.
                                            Chairman and Chief Executive Officer

     Pursuant  to  the   requirements   of  the  Securities  Act  of  1933,  the
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                        Title                                        Date
       ---------                        -----                                        ----

             *
------------------------                Chairman and Chief Executive
Edward J. Boudreau, Jr.                 Officer (Principal Executive Officer)


/s/James B. Little
------------------------                Senior Vice President and Chief         December 20, 1996
James B. Little                         Financial Officer (Principal
                                        Financial and Accounting Officer)


             *
------------------------                Trustee
James F. Carlin


             *
------------------------                Trustee
William H. Cunningham


             *
------------------------                Trustee
Charles F. Fretz


             *
------------------------                Trustee
Harold R. Hiser, Jr.


                                      C-8


       Signature                        Title                                        Date
       ---------                        -----                                        ----

             *
------------------------                Trustee
Anne C. Hodsdon


             *
------------------------                Trustee
Charles L. Ladner


             *
------------------------                Trustee
Leo E. Linbeck, Jr.


             *
------------------------                Trustee
Patricia P. McCarter


             *
------------------------                Trustee
Steven R. Pruchansky


             *
------------------------                Trustee
Richard S. Scipione


             *
------------------------                Trustee
Norman H. Smith


              *
------------------------                Trustee
John P. Toolan




*By:     /s/Susan S. Newton                                                      December 20, 1996
         -------------------
         Susan S. Newton
         under Powers of Attorney dated
         June 25, 1996, filed herewith


                                  EXHIBIT INDEX


Exhibit No.                              Description
-----------                              -----------

   99.B1         Amended and Restated  Declaration  of Trust dated
                 July 1, 1996.+

   99.B2         Amended and Restated By-Laws dated November 19, 1996.+

   99.B3         None.

  99.B4.1        Specimen share certificate for Registrant (Classes A and B).*

   99.B5 Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant.*

   99.B6 Distribution Agreement between John Hancock Funds, Inc. and the Registrant.*

  99.B6.1        Form of Financial Institution Sales and Service Agreement.*

  99.B6.2 Form of Soliciting Dealer Agreement between John Hancock Broker Distribution Services, Inc. and Selected Dealers.*

   99.B7         None.

   99.B8         Master Custodian Agreement with Investors Bank and Trust
                 Company Bank.*

   99.B9 Transfer Agency and Service Agreement with John Hancock Fund Services, Inc.*

   99.B10        24e Opinion.+

   99.B11        Consent of Independent Auditor.+

   99.B12        None

   99.B13        None

   99.B15 Class A Distribution Plan between Registrant and John Hancock Funds, Inc.*

  99.B15.1 Class B Distribution Plan between Registrant and John Hancock Funds, Inc.*

   99.B16 Working papers showing yield calculation for yield and total return incorporated by reference to Post-Effective Amendment.**

  99.27          Class A - Annual+
  99.27          Class B - Annual+

*    Previously  filed  electronically  with  post-effective  amendment number 9
     (file  nos.  33-31675  811-5979)  on  April  19,  1995,   accession  number
     0000950135-95-000965.

** Previously filed electronically with post-effective amendment number (file nos. 33- 31675 and 811-5979) on February 29, 1996, accession number 0000950135-96-001237.

+    Filed herewith